UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                   MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number: 811-06292
       --------------------------------------------------------

                         UBS Investment Trust

    ----------------------------------------------------------------
          (Exact name of registrant as specified in charter)

          51 West 52nd Street, New York, New York 10019-6114

    ----------------------------------------------------------------
         (Address of principal executive offices) (Zip code)

                         Mark F. Kemper, Esq.
                     UBS Global Asset Management
                         51 West 52nd Street
                       New York, NY 10019-6114
               (Name and address of agent for service)

                               Copy to:
                         Jack W. Murphy, Esq.
                             Dechert LLP
                         1775 I Street, N.W.
                      Washington, DC 20006-2401

         Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

[LOGO OF UBS] UBS Global Asset
                  Management

UBS U.S. ALLOCATION FUND
ANNUAL REPORT
AUGUST 31, 2006

UBS U.S. ALLOCATION FUND
October 16, 2006

DEAR SHAREHOLDER,
We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the fiscal year ended August 31, 2006.

PERFORMANCE
Over the fiscal year ended August 31, 2006, the Fund's Class A shares returned 6.84% before deducting the maximum sales charge (after deducting maximum sales charges, the return was 0.98%). During the same period, the S&P 500 Index returned 8.88% and the U.S. Allocation Fund Index* (the "Index") returned 6.46%. (Returns for all share classes over various time periods are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

UBS U.S. ALLOCATION FUND

INVESTMENT GOAL:
Total return, consisting of long-term capital appreciation and current income.

PORTFOLIO MANAGERS:
Portfolio Management Team, including Brian D. Singer, CFA UBS Global Asset Management (Americas) Inc.

COMMENCEMENT:
Class A--May 10, 1993
Class B--January 30, 1996
Class C--July 22, 1992
Class Y--May 10, 1993

DIVIDEND PAYMENTS:
Annually, if any.

AN INTERVIEW WITH LEAD PORTFOLIO MANAGER BRIAN D. SINGER

Q. WHAT WAS THE ECONOMIC ENVIRONMENT DURING THE FUND'S REPORTING PERIOD?
A. Economic signals during the past fiscal year were quite mixed and, in certain areas, almost contradictory. Throughout the fiscal year, gross domestic product (GDP), unemployment and consumer confidence figures, despite being somewhat volatile, all showed signs of improvement. On the other hand, oil prices climbed significantly higher in the wake of a record-breaking 2005 hurricane season and inflation increasingly became an issue of concern.

   Throughout the year, equity market returns were quite solid, as investors seemed to focus primarily on the good economic news being reported.

* An unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

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                                                                               1

UBS U.S. ALLOCATION FUND

   International stocks continued to outperform US equities, while fixed income markets in aggregate generally remained fairly benign.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT IN THIS ECONOMIC ENVIRONMENT?
A. The Fed continued its tightening policy throughout the majority of the reporting period, raising short-term interest rates seven times before pausing during its August meeting. After the reporting period ended, the Fed again opted to leave rates unchanged during its September meeting.

   Although short-term interest rates have been held steady recently, the Fed indicated that future rate changes will be "data dependent," and has not ruled out the possibility of future tightening in the months ahead.

Q. HOW DID YOU ALLOCATE THE PORTFOLIO OVER THE REPORTING PERIOD?
A. The most significant divergence from the Index's allocations, from an asset class perspective, was within cash equivalents. At the beginning of the reporting period, we held a sizable overweight to cash and cash equivalents, as we believed equities to be fairly valued, while investment-grade and high yield bonds appeared overvalued. We trimmed our cash position throughout the year, however, bringing the portfolio's asset class weightings more in line with those of the benchmark.

   In looking at the fixed income side of the portfolio, we found it necessary to position the portfolio defensively in a rising interest rate environment. Opportunities within high yield bonds were not abundant, and the portfolio maintained a weighting that was less than that of the benchmark throughout the period.

   We did find certain sectors of the fixed-income market attractive, however, and focused on mortgage- and asset-backed securities when possible. Overall, the Fund's fixed income weightings over the course of the fiscal year were approximately 27% to US investment grade bonds and 2% to high yield bonds, compared with 30% and 5% for the Index, respectively.

   The portfolio's positions in equities remained in line with the Index's exposure. As corporate earnings in the US rose, stock market prices generally kept pace, meaning we didn't encounter any significant top-down opportunities in the asset class. Security selection within equities was solid, and represented the main driver of the Fund's outperformance of the Index during the reporting period.

Q. WHAT WERE SOME OF THE TRENDS THAT DROVE STOCK PRICES HIGHER DURING THE REPORTING PERIOD?
A. Investors generally were willing to concentrate on the more positive economic data that emerged during the reporting period, and stocks

--------------------------------------------------------------------------------
2

UBS U.S. ALLOCATION FUND

   across market capitalizations and styles posted solid returns. Broadly speaking, investors seemed to have a significant appetite for risk, as evidenced by the strong performance of international and emerging markets equities. Domestically, that translated into strong returns for smaller company stocks and stocks with above-average volatility.

Q. WHAT PARTICULAR AREAS OF THE STOCK MARKET DID YOU FIND COMPELLING?
A. Our security selection process is driven by bottom-up analysis. As always, we seek to allocate assets to what we believe are attractively valued securities representing the risks we feel are most likely to be compensated.

   In terms of industry exposure, we maintained overweights to banks, pharmaceuticals and biotechnology, and software during the reporting period. Our proprietary research suggests meaningful changes are afoot in the large cap pharmaceutical competitive landscape, such as generic challenges to blockbuster drug patents and increasing FDA safety pressures. The 2006 Medicare prescription drug benefit program rollout will likely create both significant price pressure and opportunities, and we have attempted to position the portfolio to capitalize on those potential opportunities.

   We also maintained an overweight to the telecom industry, where consolidation continues with increasing integration of wireless and wire-line capabilities. While we believe it has been overhyped recently, we think voice-over-Internet protocol (VOIP) will gain mainstream acceptance over the next few years.

   The Fund's underweights to the energy and, to a lesser extent, the materials sector negatively impacted performance. We find both to be significantly overvalued, and view current oil and commodity prices to be unsustainably high. As a result, we continue to underweight the energy reserves sector and the entire materials industry, with the exception of construction and real property.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND OVER THE COMING MONTHS?
A. We believe the US economy is better positioned than recent headlines suggest. Our analysis indicates that gross domestic product may slip from its recent above-average growth rate to a more normal, trend-like range. Inflation, while an issue of some concern, is not likely to send the economy into a tailspin. Current short-term interest rates appear neutral, rather than restrictive, and more opportunities are beginning to emerge in the fixed income markets. That said, we believe the vast majority of market opportunities are bottom-up in nature, and with markets appearing fairly valued, we believe this dynamic may continue to be the case over the near term. Our intensive security selection process,

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

   within both equity and fixed income asset classes, should help position the portfolio to benefit during such a market environment.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ Kai R. Sotorp

Kai R. Sotorp
President
UBS U.S. Allocation Fund
Head of the Americas
UBS Global Asset Management (Americas) Inc.

/s/ Brian D. Singer

Brian D. Singer, CFA
Lead Portfolio Manager
UBS U.S. Allocation Fund
Americas Chief Investment Officer
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2006. The views and opinions in the letter were current as of October 16, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

--------------------------------------------------------------------------------
4

UBS U.S. ALLOCATION FUND

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS C SHARES OF THE UBS U.S. ALLOCATION FUND, THE S&P 500* INDEX AND US ALLOCATION FUND INDEX** FROM AUGUST 31, 1996 THROUGH AUGUST 31, 2006 (UNAUDITED)

                          [CHART OF COMPARISON]

                                        US ALLOCATION     UBS U.S. ALLOCATION
                   S&P 500 INDEX          FUND INDEX          FUND CLASS C
08/31/96              $10,000              $10,000              $10,000
09/30/96              $10,563              $10,563              $10,546
10/31/96              $10,854              $10,854              $10,825
11/30/96              $11,675              $11,675              $11,625
12/31/96              $11,443              $11,443              $11,378
01/31/97              $12,158              $12,158              $12,069
02/28/97              $12,254              $12,254              $12,138
03/31/97              $11,750              $11,750              $11,621
04/30/97              $12,452              $12,452              $12,306
05/31/97              $13,210              $13,210              $13,035
06/30/97              $13,801              $13,801              $13,602
07/31/97              $14,900              $14,900              $14,668
08/31/97              $14,065              $14,065              $13,820
09/30/97              $14,835              $14,835              $14,555
10/31/97              $14,340              $14,340              $14,044
11/30/97              $15,004              $15,004              $14,674
12/31/97              $15,261              $15,261              $14,905
01/31/98              $15,430              $15,430              $15,056
02/28/98              $16,543              $16,543              $16,117
03/31/98              $17,390              $17,390              $16,920
04/30/98              $17,565              $17,565              $17,020
05/31/98              $17,263              $17,263              $16,794
06/30/98              $17,964              $17,964              $17,441
07/31/98              $17,773              $17,773              $17,234
08/31/98              $15,203              $15,203              $14,717
09/30/98              $16,177              $16,177              $15,640
10/31/98              $17,493              $17,493              $16,889
11/30/98              $18,553              $18,553              $17,893
12/31/98              $19,622              $19,622              $18,896
01/31/99              $20,443              $20,443              $19,652
02/28/99              $19,807              $19,807              $19,012
03/31/99              $20,600              $20,600              $19,749
04/30/99              $21,398              $21,398              $20,492
05/31/99              $20,892              $20,892              $19,979
06/30/99              $22,052              $22,052              $21,056
07/31/99              $21,363              $21,363              $20,377
08/31/99              $21,258              $21,258              $20,248
09/30/99              $20,675              $20,675              $19,665
10/31/99              $21,983              $21,983              $20,883
11/30/99              $22,430              $22,430              $21,280
12/31/99              $23,752              $23,752              $22,227
01/31/00              $22,558              $22,558              $21,605
02/29/00              $22,131              $22,131              $21,429
03/31/00              $24,296              $24,296              $22,489
04/30/00              $23,566              $23,566              $22,168
05/31/00              $23,082              $23,082              $21,965
06/30/00              $23,651              $23,651              $22,246
07/31/00              $23,281              $23,281              $21,965
08/31/00              $24,728              $24,727              $22,992
09/30/00              $23,422              $23,422              $22,430
10/31/00              $23,323              $23,323              $22,403
11/30/00              $21,484              $21,484              $21,559
12/31/00              $21,590              $21,590              $21,574
01/31/01              $22,356              $22,356              $22,331
02/28/01              $20,317              $20,317              $20,264
03/31/01              $19,030              $19,030              $18,954
04/30/01              $20,509              $20,509              $20,402
05/31/01              $20,646              $20,646              $20,512
06/30/01              $20,144              $20,144              $19,988
07/31/01              $19,946              $19,946              $19,762
08/31/01              $18,697              $18,697              $18,503
09/30/01              $17,187              $17,187              $16,981
10/31/01              $17,515              $17,515              $17,280
11/30/01              $18,858              $18,858              $18,583
12/31/01              $19,024              $19,024              $18,720
01/31/02              $18,746              $18,746              $18,427
02/28/02              $18,385              $18,385              $18,046
03/31/02              $19,076              $19,076              $18,698
04/30/02              $17,919              $17,919              $17,534
05/31/02              $17,787              $17,787              $17,380
06/30/02              $16,520              $16,520              $16,122
07/31/02              $15,233              $15,233              $14,834
08/31/02              $15,333              $15,333              $14,914
09/30/02              $13,667              $13,667              $13,275
10/31/02              $14,869              $14,869              $14,424
11/30/02              $15,745              $15,745              $15,251
12/31/02              $14,820              $14,820              $14,329
01/31/03              $14,431              $14,431              $13,934
02/28/03              $14,215              $14,215              $13,707
03/31/03              $14,353              $14,353              $13,824
04/30/03              $15,535              $15,535              $14,936
05/31/03              $16,354              $16,354              $15,705
06/30/03              $16,562              $16,562              $15,888
07/31/03              $16,854              $16,854              $16,144
08/31/03              $17,183              $17,183              $16,436
09/30/03              $17,001              $17,001              $16,239
10/31/03              $17,962              $17,962              $17,132
11/30/03              $18,120              $18,120              $17,256
12/31/03              $19,071              $19,071              $18,129
01/31/04              $19,421              $19,421              $18,437
02/29/04              $19,691              $19,691              $18,664
03/31/04              $19,394              $19,590              $18,518
04/30/04              $19,089              $19,167              $18,254
05/31/04              $19,351              $19,309              $18,298
06/30/04              $19,727              $19,606              $18,606
07/31/04              $19,074              $19,195              $18,173
08/31/04              $19,152              $19,374              $18,466
09/30/04              $19,359              $19,597              $18,686
10/31/04              $19,655              $19,874              $19,001
11/30/04              $20,450              $20,437              $19,514
12/31/04              $21,146              $20,982              $20,124
01/31/05              $20,631              $20,657              $19,842
02/28/05              $21,065              $20,931              $19,983
03/31/05              $20,692              $20,640              $19,828
04/30/05              $20,299              $20,422              $19,643
05/31/05              $20,945              $21,010              $20,035
06/30/05              $20,975              $21,158              $20,353
07/31/05              $21,755              $21,679              $20,760
08/31/05              $21,556              $21,633              $20,686
09/30/05              $21,731              $21,679              $20,767
10/31/05              $21,369              $21,355              $20,664
11/30/05              $22,177              $21,932              $21,138
12/31/05              $22,185              $22,018              $21,288
01/31/06              $22,772              $22,509              $21,625
02/28/06              $22,834              $22,568              $21,708
03/31/06              $23,118              $22,760              $21,813
04/30/06              $23,428              $22,915              $21,865
05/31/06              $22,754              $22,429              $21,355
06/30/06              $22,785              $22,463              $21,415
07/31/06              $22,926              $22,551              $21,663
08/31/06              $23,471              $23,030              $21,932

                             [END CHART]

The graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and UBS US Allocation Fund Index over the 10 years ended August 31, 2006. The performance of the other share classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on ex-dividend dates. It is important to note that the Fund is a professionally managed portfolio, while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment.

** An unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers Aggregate Bond Index, and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers Aggregate Bond Index, and 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 08/31/06

                                                                1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
                                              Class A*          6.84%       4.23%       8.99%
                                              --------------------------------------------------
Before deducting maximum sales charge         Class B**         5.99        3.43        8.49
                                              --------------------------------------------------
                                              Class C***        6.02        3.46        8.17
                                              --------------------------------------------------
                                              Class Y****       7.22        4.58        9.32
================================================================================================
                                              Class A*          0.98        3.06        8.37
                                              --------------------------------------------------
After deducting maximum sales charge          Class B**         0.99        3.08        8.49
                                              --------------------------------------------------
                                              Class C***        5.02        3.46        8.17
================================================================================================
S&P 500 Index+                                                  8.88        4.65        8.91
------------------------------------------------------------------------------------------------
U.S. Allocation Fund Index++                                    6.46        4.26        8.70
------------------------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds median+++                       6.74        5.65        7.99
================================================================================================

For most recent quarter-end performance, please refer to the "Average Annual Total Returns" table on page 7.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

+ The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment.

++ An unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers Aggregate Bond Index, and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers Aggregate Bond Index, and 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

+++ Lipper peer group data calculated by Lipper Inc; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT HTTP://WWW.UBS.COM.

--------------------------------------------------------------------------------
6

UBS U.S. ALLOCATION FUND

PERFORMANCE AT A GLANCE (UNAUDITED) (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 09/30/06

                                                                1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
                                              Class A*          8.63%       6.47%       8.63%
                                              --------------------------------------------------
Before deducting maximum sales charge         Class B**         7.78%       5.65%       8.14%
                                              --------------------------------------------------
                                              Class C***        7.85%       5.69%       7.82%
                                              --------------------------------------------------
                                              Class Y****       9.02%       6.84%       8.97%
================================================================================================
                                              Class A*          2.67%       5.27%       8.02%
                                              --------------------------------------------------
After deducting maximum sales charge          Class B**         2.78%       5.33%       8.14%
                                              --------------------------------------------------
                                              Class C***        6.85%       5.69%       7.82%
================================================================================================

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT HTTP://WWW.UBS.COM.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

UNDERSTANDING YOUR FUND'S EXPENSES (UNAUDITED)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
8

UBS U.S. ALLOCATION FUND

UNDERSTANDING YOUR FUND'S EXPENSES (UNAUDITED) (CONCLUDED)

                                   BEGINNING           ENDING                EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE         DURING PERIOD*
                                   MARCH 1, 2006       AUGUST 31, 2006       03/01/06 TO 08/31/06
-------------------------------------------------------------------------------------------------
Class A    Actual                  $1,000.00           $1,014.20             $4.62
-------------------------------------------------------------------------------------------------
           Hypothetical
           (5% annual return
           before expenses)         1,000.00            1,020.62              4.63
=================================================================================================
Class B    Actual                   1,000.00            1,010.40              8.51
-------------------------------------------------------------------------------------------------
           Hypothetical
           (5% annual return
           before expenses)         1,000.00            1,016.74              8.54
=================================================================================================
Class C    Actual                   1,000.00            1,010.30              8.31
-------------------------------------------------------------------------------------------------
           Hypothetical
           (5% annual return
           before expenses)         1,000.00            1,016.94              8.34
=================================================================================================
Class Y    Actual                   1,000.00            1,016.10              2.79
-------------------------------------------------------------------------------------------------
           Hypothetical
           (5% annual return
           before expenses)         1,000.00            1,022.43              2.80
=================================================================================================

*  Expenses are equal to the Fund's annualized net expense ratios: Class A:
   0.91%, Class B: 1.68%, Class C: 1.64% and Class Y: 0.55%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS            08/31/06                         02/28/06                        08/31/05
-----------------------------------------------------------------------------------------------------
Net Assets (mm)            $892.6                           $991.8                          $1,068.70
-----------------------------------------------------------------------------------------------------
Number of Securities        491                              486                               484
-----------------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*     08/31/06                         02/28/06                        08/31/05
-----------------------------------------------------------------------------------------------------
Stocks                      66.1%                            64.8%                           64.0%
-----------------------------------------------------------------------------------------------------
Bonds                       31.8                             29.6                            26.7
-----------------------------------------------------------------------------------------------------
Cash equivalents and
other assets less
liabilities                  2.1                              5.6                             9.3
-----------------------------------------------------------------------------------------------------
Total                      100.0%                           100.0%                          100.0%
=====================================================================================================

TOP FIVE EQUITY
SECTORS*                   08/31/06                         02/28/06                        08/31/05
-----------------------------------------------------------------------------------------------------
Financials                 17.2%                            16.4%                           14.7%
-----------------------------------------------------------------------------------------------------
Health Care                11.9                             12.0                            12.7
-----------------------------------------------------------------------------------------------------
Information Technology      9.2                              9.9                             7.1
-----------------------------------------------------------------------------------------------------
Consumer Discretionary      9.1                              8.1                             9.3
-----------------------------------------------------------------------------------------------------
Industrials                 6.5                              7.5                             6.9
-----------------------------------------------------------------------------------------------------
Total                      53.9%                            53.9%                           50.7%
=====================================================================================================

TOP TEN EQUITY
SECURITIES*                08/31/06                         02/28/06                        08/31/05
-----------------------------------------------------------------------------------------------------
Citigroup                   2.9%      Citigroup              2.6%      Citigroup             2.5%
-----------------------------------------------------------------------------------------------------
Microsoft                   2.4       Microsoft              2.3       Johnson & Johnson     2.2
-----------------------------------------------------------------------------------------------------
Morgan Stanley              2.3       Wyeth                  2.1       Microsoft             2.1
-----------------------------------------------------------------------------------------------------
Wyeth                       2.1       Morgan Stanley         2.0       Sprint Nextel         2.1
-----------------------------------------------------------------------------------------------------
Wells Fargo                 2.1       Wells Fargo            1.8       Wells Fargo           1.8
-----------------------------------------------------------------------------------------------------
Exelon                      1.8       Sprint Nextel          1.8       UnitedHealth Group    1.8
-----------------------------------------------------------------------------------------------------
Allergan                    1.6       Exelon                 1.7       Exelon                1.6
-----------------------------------------------------------------------------------------------------
                                      American
UnitedHealth Group          1.6       International Group    1.5       Morgan Stanley        1.6
-----------------------------------------------------------------------------------------------------
American
International Group         1.5       J.P. Morgan Chase      1.5       Allergan              1.4
-----------------------------------------------------------------------------------------------------
Johnson & Johnson           1.5       UnitedHealth Group     1.5       J.P. Morgan Chase     1.3
-----------------------------------------------------------------------------------------------------
Total                      19.8%                            18.8%                           18.4%
=====================================================================================================

* Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
10

UBS U.S. ALLOCATION FUND

FIXED INCOME
SECTOR ALLOCATION*                  08/31/06                   02/28/06                      08/31/05
-----------------------------------------------------------------------------------------------------
Mortgage & agency debt securities   13.1%                      13.2%                         11.7%
-----------------------------------------------------------------------------------------------------
Corporate bonds                      7.4                        7.0                           5.9
-----------------------------------------------------------------------------------------------------
US government obligations            5.9                        5.8                           4.6
-----------------------------------------------------------------------------------------------------
Commercial mortgage-backed
securities                           3.3                        2.1                           2.4
-----------------------------------------------------------------------------------------------------
Asset-backed securities              2.1                        1.5                           1.7
-----------------------------------------------------------------------------------------------------
International government
obligations                          0.0+                       0.0+                          0.1
-----------------------------------------------------------------------------------------------------
Municipal bonds and notes              -                          -                           0.3
-----------------------------------------------------------------------------------------------------
Total                               31.8%                      29.6%                         26.7%
=====================================================================================================

* Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

+ Weightings represent less than 0.05% of the Fund's net assets as of the date indicated.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO STATISTICS (UNAUDITED) (CONCLUDED)

TOP TEN FIXED
INCOME SECURITIES*       08/31/06                             02/28/06                               08/31/05
-------------------------------------------------------------------------------------------------------------
US Treasury                           FNMA Certificates,                   US Treasury
Notes, 3.875%                         5.000% maturity                      Notes, 3.625%
due 02/15/13             0.9%         to be assigned           1.8%        due 04/30/07              1.3%
-------------------------------------------------------------------------------------------------------------
US Treasury                           US Treasury                          US Treasury Inflation
Bonds, 8.500%                         Bonds, 8.750%                        Index Notes, 2.000%
due 02/15/20             0.9          due 05/15/17             1.4         due 01/15/14              1.2
-------------------------------------------------------------------------------------------------------------
US Treasury                           US Treasury                          FNMA
Bonds, 8.750%                         Bonds, 8.500%                        Certificates, 5.500%
due 05/15/17             0.8          due 02/15/20             1.0         due 11/01/17              0.9
-------------------------------------------------------------------------------------------------------------
US Treasury                           US Treasury                          FHLMC
Bonds, 8.875%                         Notes, 3.875%                        Certificates, 5.000%
due 02/15/19             0.8          due 02/15/13             0.9         due 01/30/14              0.8
-------------------------------------------------------------------------------------------------------------
FNMA                                  FNMA                                 FNMA
Certificates, 5.500%                  Certificates, 5.500%                 REMIC, 6.000%
due 11/01/17             0.8          due 11/01/17             0.8         due 01/25/32              0.8
-------------------------------------------------------------------------------------------------------------
US Treasury                           FNMA                                 US Treasury
Notes, 4.875%                         REMIC, 6.000%                        Bonds, 8.750%
due 05/31/08             0.7          due 01/25/32             0.7         due 05/15/17              0.8
-------------------------------------------------------------------------------------------------------------
FNMA                                  US Treasury                          FNMA
Certificates, 4.625%                  Notes, 3.875%                        Certificates, 5.500%
due 06/01/10             0.7          due 05/15/09             0.6         due 09/01/17              0.6
-------------------------------------------------------------------------------------------------------------
FNMA                                  FNMA                                 FNMA
REMIC, 6.000%                         Certificates, 4.625%                 Certificates, 6.500%
due 01/25/32             0.7          due 06/01/10             0.6         due 08/01/29              0.6
-------------------------------------------------------------------------------------------------------------
Ford Motor                            FNMA                                 FNMA
Credit Co., 5.800%                    Certificates, 5.500%                 REMIC, 4.544%
due 01/12/09             0.6          due 09/01/17             0.6         due 01/25/43              0.6
-------------------------------------------------------------------------------------------------------------
FNMA                                  FNMA                                 FNMA
Certificates, 5.500%                  Certificates, 6.500%                 Certificates, 4.625%
due 09/01/17             0.6          due 08/01/29             0.6         due 06/01/10              0.6
-------------------------------------------------------------------------------------------------------------
Total                    7.5%                                  9.0%                                  8.2%
=============================================================================================================

* Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
12

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

COMMON STOCKS--66.09%

                                                  NUMBER OF
SECURITY DESCRIPTION                              SHARES                   VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.75%
Esterline Technologies Corp.(1)*                   20,100               $704,103
--------------------------------------------------------------------------------
Hexcel Corp*                                       20,200                303,404
--------------------------------------------------------------------------------
Northrop Grumman Corp.                             76,500              5,110,965
--------------------------------------------------------------------------------
Triumph Group, Inc.                                13,808                607,000
--------------------------------------------------------------------------------
                                                                       6,725,472
================================================================================

AIR FREIGHT & COURIERS--0.93%
FedEx Corp.                                        82,600              8,345,078
================================================================================

AIRLINES--0.04%
AMR Corp.(1)*                                      15,700                324,205
================================================================================

AUTO COMPONENTS--1.69%
BorgWarner, Inc.                                   77,000              4,366,670
--------------------------------------------------------------------------------
Johnson Controls, Inc.                            149,200             10,731,956
--------------------------------------------------------------------------------
                                                                      15,098,626
================================================================================

AUTOMOBILES--0.62%
Harley-Davidson, Inc.                              94,800              5,546,748
================================================================================

BANKS--5.97%
Boston Private Financial Holdings, Inc.            12,200                304,512
--------------------------------------------------------------------------------
City National Corp.                                24,400              1,605,520
--------------------------------------------------------------------------------
Colonial BancGroup, Inc.                           24,500                600,005
--------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                         11,700                689,832
--------------------------------------------------------------------------------
Fifth Third Bancorp                               262,038             10,308,575
--------------------------------------------------------------------------------
Mellon Financial Corp.                            329,100             12,252,393
--------------------------------------------------------------------------------
Placer Sierra Bancshares                           21,900                520,344
--------------------------------------------------------------------------------
PNC Financial Services Group                      114,300              8,091,297
--------------------------------------------------------------------------------
South Financial Group, Inc.(1)                     11,600                313,548
--------------------------------------------------------------------------------
Wells Fargo & Co.                                 535,600             18,612,100
--------------------------------------------------------------------------------
                                                                      53,298,126
================================================================================

BEVERAGES--0.51%
Anheuser-Busch Cos., Inc.                          92,000              4,542,960
================================================================================

BIOTECHNOLOGY--1.34%
Connetics Corp.*                                   24,700                267,748
--------------------------------------------------------------------------------
Genzyme Corp.*                                    138,700              9,186,101
--------------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc.*                    15,800                216,934
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.*                 193,600              2,102,496
--------------------------------------------------------------------------------
Telik, Inc.(1)*                                    10,600                188,998
--------------------------------------------------------------------------------
                                                                      11,962,277
================================================================================

BUILDING PRODUCTS--1.48%
American Woodmark Corp.(1)                         14,800                466,644
--------------------------------------------------------------------------------
ElkCorp                                            12,700                357,759
--------------------------------------------------------------------------------
Masco Corp.(1)                                    425,100             11,651,991
--------------------------------------------------------------------------------
Trex Co., Inc.(1)*                                 19,700                530,521
--------------------------------------------------------------------------------
Watsco, Inc.                                        4,600                202,124
--------------------------------------------------------------------------------
                                                                      13,209,039
================================================================================

CHEMICALS--0.03%
Airgas, Inc.                                        8,700                311,634
================================================================================

COMMERCIAL SERVICES & SUPPLIES--0.60%
Bristow Group, Inc.*                               11,000                410,410
--------------------------------------------------------------------------------
Coinstar, Inc.*                                    23,100                606,375
--------------------------------------------------------------------------------
H&R Block, Inc.                                   124,700              2,622,441
--------------------------------------------------------------------------------
Heidrick & Struggles International, Inc.*          18,500                657,860
--------------------------------------------------------------------------------
McGrath Rentcorp.                                  16,600                378,480
--------------------------------------------------------------------------------
Universal Technical Institute, Inc.*               11,800                217,710
--------------------------------------------------------------------------------
Valassis Communications, Inc.*                     24,200                477,224
--------------------------------------------------------------------------------
                                                                       5,370,500
================================================================================

COMMUNICATIONS EQUIPMENT--0.22%
Black Box Corp.                                    11,300                435,502
--------------------------------------------------------------------------------
Harris Corp.                                       20,900                917,928
--------------------------------------------------------------------------------
InPhonic, Inc.(1)*                                 37,600                266,208
--------------------------------------------------------------------------------
Powerwave Technologies, Inc.(1)*                   40,200                304,716
--------------------------------------------------------------------------------
                                                                       1,924,354
================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

COMMON STOCKS--(CONTINUED)

                                                  NUMBER OF
SECURITY DESCRIPTION                              SHARES                   VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.65%
Dell, Inc.*                                       255,700             $5,766,035
================================================================================

CONTAINERS & PACKAGING--0.08%
Caraustar Industries, Inc.*                        35,000                264,950
--------------------------------------------------------------------------------
Jarden Corp.(1)*                                   15,400                451,528
--------------------------------------------------------------------------------
                                                                         716,478
================================================================================

DIVERSIFIED FINANCIALS--7.78%
Apollo Investment Corp.                            59,000              1,178,230
--------------------------------------------------------------------------------
Citigroup, Inc.                                   516,286             25,478,714
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                  136,100              8,655,960
--------------------------------------------------------------------------------
J.P.Morgan Chase & Co.                            251,200             11,469,792
--------------------------------------------------------------------------------
Jackson Hewitt Tax Service, Inc.                   23,100                729,960
--------------------------------------------------------------------------------
Lazard Ltd., Class A(1)                            22,700                854,655
--------------------------------------------------------------------------------
Morgan Stanley                                    310,150             20,404,769
--------------------------------------------------------------------------------
National Financial Partners Corp.                  18,600                684,852
--------------------------------------------------------------------------------
                                                                      69,456,932
================================================================================

DIVERSIFIED TELECOMMUNICATION SERVICES--2.40%
AT&T, Inc.                                        261,100              8,128,043
--------------------------------------------------------------------------------
Embarq Corp.                                       33,684              1,588,201
--------------------------------------------------------------------------------
NeuStar, Inc., Class A*                            12,200                344,284
--------------------------------------------------------------------------------
Sprint Nextel Corp.(1)                            673,794             11,400,594
--------------------------------------------------------------------------------
                                                                      21,461,122
================================================================================

ELECTRIC UTILITIES--2.88%
American Electric Power Co., Inc.                 131,300              4,789,824
--------------------------------------------------------------------------------
Exelon Corp.(1)                                   266,200             16,232,876
--------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc.(1)              18,600                510,012
--------------------------------------------------------------------------------
Northeast Utilities                                68,200              1,555,642
--------------------------------------------------------------------------------
Pepco Holdings, Inc.                              102,600              2,605,014
--------------------------------------------------------------------------------
                                                                      25,693,368
================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.74%
Methode Electronics, Inc.                           3,800                 30,172
--------------------------------------------------------------------------------
Newport Corp.*                                     29,900                527,137
--------------------------------------------------------------------------------
Park Electrochemical Corp.                         17,600                459,360
--------------------------------------------------------------------------------
Regal-Beloit Corp.                                 13,200                569,712
--------------------------------------------------------------------------------
Waters Corp.*                                     117,100              4,994,315
--------------------------------------------------------------------------------
                                                                       6,580,696
================================================================================

ENERGY EQUIPMENT & SERVICES--1.78%
Baker Hughes, Inc.                                  6,100                434,198
--------------------------------------------------------------------------------
Dawson Geophysical Co.*                             2,500                 68,325
--------------------------------------------------------------------------------
ENSCO International, Inc.                         116,100              5,188,509
--------------------------------------------------------------------------------
GlobalSantaFe Corp.                               113,100              5,566,782
--------------------------------------------------------------------------------
Halliburton Co.                                   110,000              3,588,200
--------------------------------------------------------------------------------
Oceaneering International, Inc.*                   12,800                460,416
--------------------------------------------------------------------------------
Oil States International, Inc.*                    17,200                549,712
--------------------------------------------------------------------------------
                                                                      15,856,142
================================================================================

FOOD & DRUG RETAILING--1.36%
Kroger Co.(1)                                     277,600              6,609,656
--------------------------------------------------------------------------------
Nash Finch Co.(1)                                   7,500                171,375
--------------------------------------------------------------------------------
Sysco Corp.                                       172,100              5,402,219
--------------------------------------------------------------------------------
                                                                      12,183,250
================================================================================

GAS UTILITIES--1.06%
NiSource, Inc.                                    156,600              3,315,222
--------------------------------------------------------------------------------
Sempra Energy                                     124,500              6,190,140
--------------------------------------------------------------------------------
                                                                       9,505,362
================================================================================

HEALTH CARE EQUIPMENT & SUPPLIES--0.84%
Cooper Cos., Inc.                                  15,622                780,788
--------------------------------------------------------------------------------
I-Flow Corp.*                                      17,200                207,432
--------------------------------------------------------------------------------
Medtronic, Inc.                                   132,800              6,228,320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

COMMON STOCKS--(CONTINUED)

                                                 NUMBER OF
SECURITY DESCRIPTION                             SHARES                    VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--(CONCLUDED)
Syneron Medical Ltd.(1)*                          10,300                $244,110
--------------------------------------------------------------------------------
                                                                       7,460,650
================================================================================

HEALTH CARE PROVIDERS & SERVICES--2.57%
Amedisys, Inc.(1)*                                10,900                 441,123
--------------------------------------------------------------------------------
Caremark Rx, Inc.                                100,800               5,840,352
--------------------------------------------------------------------------------
Centene Corp.*                                    36,300                 560,835
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.(1)*                     14,400                 490,320
--------------------------------------------------------------------------------
Matria Healthcare, Inc.(1)*                       28,674                 774,198
--------------------------------------------------------------------------------
Molina Healthcare, Inc.*                          11,800                 437,072
--------------------------------------------------------------------------------
Option Care, Inc.(1)                              27,100                 358,262
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                         269,800              14,016,110
--------------------------------------------------------------------------------
                                                                      22,918,272
================================================================================

HOTELS, RESTAURANTS & LEISURE--1.27%
Carnival Corp.(1)                                214,700               8,995,930
--------------------------------------------------------------------------------
Red Robin Gourmet Burgers, Inc.(1)*               10,400                 438,984
--------------------------------------------------------------------------------
Vail Resorts, Inc.*                               15,600                 586,872
--------------------------------------------------------------------------------
Wyndham Worldwide Corp.*                          46,300               1,354,738
--------------------------------------------------------------------------------
                                                                      11,376,524
================================================================================

HOUSEHOLD DURABLES--0.15%
Lenox Group, Inc.*                                19,200                 109,056
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc.(1)*              41,000                 658,050
--------------------------------------------------------------------------------
Yankee Candle Co., Inc.                           21,000                 542,850
--------------------------------------------------------------------------------
                                                                       1,309,956
================================================================================

INSURANCE--2.95%
Allstate Corp.                                   102,900               5,962,026
--------------------------------------------------------------------------------
American International Group, Inc.               207,700              13,255,414
--------------------------------------------------------------------------------
AmerUs Group Co.                                   5,700                 386,460
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.           71,000               6,096,060
--------------------------------------------------------------------------------
Primus Guaranty, Ltd.(1)*                         55,500                 644,355
--------------------------------------------------------------------------------
                                                                      26,344,315
================================================================================

INTERNET SOFTWARE & SERVICES--0.15%
iPass, Inc.*                                       4,700                  21,432
--------------------------------------------------------------------------------
RightNow Technologies, Inc.(1)*                   19,400                 297,984
--------------------------------------------------------------------------------
Tumbleweed Communications Corp.*                 106,800                 295,836
--------------------------------------------------------------------------------
WebEx Communications, Inc.*                        6,200                 221,340
--------------------------------------------------------------------------------
Websense, Inc.*                                   22,600                 467,142
--------------------------------------------------------------------------------
                                                                       1,303,734
================================================================================

IT CONSULTING & SERVICES--0.50%
Accenture Ltd., Class A                          150,100               4,451,966
================================================================================

LEISURE EQUIPMENT & PRODUCTS--0.07%
Nautilus, Inc.(1)                                 47,900                 593,002
================================================================================

MACHINERY--1.37%
Briggs & Stratton Corp.                           17,800                 501,070
--------------------------------------------------------------------------------
Dionex Corp.*                                      4,700                 236,974
--------------------------------------------------------------------------------
ESCO Technologies, Inc.*                           9,500                 484,880
--------------------------------------------------------------------------------
Illinois Tool Works, Inc.                        245,800              10,790,620
--------------------------------------------------------------------------------
Insteel Industries, Inc.                           9,400                 195,896
--------------------------------------------------------------------------------
                                                                      12,209,440
================================================================================

MEDIA--3.53%
DIRECTV Group, Inc.(1)*                          424,500               7,976,355
--------------------------------------------------------------------------------
News Corp., Class A                              226,400               4,308,392
--------------------------------------------------------------------------------
Omnicom Group, Inc.(1)                           138,300              12,090,186
--------------------------------------------------------------------------------
R.H. Donnelley Corp.*                             86,285               4,687,001
--------------------------------------------------------------------------------
Saga Communications, Inc., Class A*               17,100                 136,116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

COMMON STOCKS--(CONTINUED)

                                                  NUMBER OF
SECURITY DESCRIPTION                              SHARES                   VALUE
--------------------------------------------------------------------------------
MEDIA--(CONCLUDED)
Scholastic Corp.*                                  11,100               $333,666
--------------------------------------------------------------------------------
Univision Communications, Inc., Class A*           56,600              1,956,096
--------------------------------------------------------------------------------
                                                                      31,487,812
================================================================================

METALS & MINING--0.10%
Alpha Natural Resources, Inc.*                     12,900                233,877
--------------------------------------------------------------------------------
Foundation Coal Holdings, Inc.                     17,800                639,376
--------------------------------------------------------------------------------
                                                                         873,253
================================================================================

MULTI-LINE RETAIL--1.58%
Costco Wholesale Corp.                            162,800              7,617,412
--------------------------------------------------------------------------------
Kohl's Corp.(1)*                                   99,700              6,232,247
--------------------------------------------------------------------------------
Tuesday Morning Corp.(1)                           16,100                217,028
--------------------------------------------------------------------------------
                                                                      14,066,687
================================================================================

OIL & GAS--1.90%
EOG Resources, Inc.                                79,000              5,120,780
--------------------------------------------------------------------------------
Equitable Resources, Inc.                          21,600                796,176
--------------------------------------------------------------------------------
EXCO Resources, Inc.*                              17,600                235,136
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                  86,400              5,846,688
--------------------------------------------------------------------------------
Marathon Oil Corp.                                 59,100              4,934,850
--------------------------------------------------------------------------------
                                                                      16,933,630
================================================================================

PERSONAL PRODUCTS--0.06%
Chattem, Inc.*                                      9,700                336,396
--------------------------------------------------------------------------------
Nu Skin Enterprises, Inc.(1)                       13,800                239,016
--------------------------------------------------------------------------------
                                                                         575,412
================================================================================

PHARMACEUTICALS--7.19%
Alkermes, Inc.*                                    19,200                313,920
--------------------------------------------------------------------------------
Allergan, Inc.                                    122,700             14,056,512
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.(1)                       292,900              6,370,575
--------------------------------------------------------------------------------
Cephalon, Inc.(1)*                                 53,100              3,027,762
--------------------------------------------------------------------------------
Johnson & Johnson(1)                              203,864             13,181,846
--------------------------------------------------------------------------------
K-V Pharmaceutical Co., Class A*                   18,000                401,940
--------------------------------------------------------------------------------
Medco Health Solutions, Inc.*                     126,400              8,009,968
--------------------------------------------------------------------------------
Wyeth                                             386,500             18,822,550
--------------------------------------------------------------------------------
                                                                      64,185,073
================================================================================

REAL ESTATE--0.50%
American Financial Realty Trust                    11,200                128,464
--------------------------------------------------------------------------------
Capital Lease Funding, Inc.                        46,900                536,067
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                 4,900                387,443
--------------------------------------------------------------------------------
LaSalle Hotel Properties                           17,000                746,980
--------------------------------------------------------------------------------
Parkway Properties, Inc.                            6,000                294,120
--------------------------------------------------------------------------------
RAIT Investment Trust                               4,300                120,314
--------------------------------------------------------------------------------
Realogy Corp.*                                     77,800              1,664,920
--------------------------------------------------------------------------------
Taberna Realty Finance Trust(4)++                  11,410                123,228
--------------------------------------------------------------------------------
Thornburg Mortgage, Inc.(1)                         7,400                169,978
--------------------------------------------------------------------------------
Trammell Crow Co.*                                  7,900                271,918
--------------------------------------------------------------------------------
                                                                       4,443,432
================================================================================

ROAD & RAIL--1.30%
Burlington Northern Santa Fe Corp.                154,300             10,330,385
--------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Class A*                  20,650                513,978
--------------------------------------------------------------------------------
Kansas City Southern*                              10,700                281,945
--------------------------------------------------------------------------------
Landstar System, Inc.                               1,000                 42,700
--------------------------------------------------------------------------------
YRC Worldwide, Inc.*                               13,100                481,818
--------------------------------------------------------------------------------
                                                                      11,650,826
================================================================================

SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.25%
Analog Devices, Inc.                              180,500              5,530,520
--------------------------------------------------------------------------------
Intel Corp.                                       539,200             10,535,968
--------------------------------------------------------------------------------
Xilinx, Inc.                                      173,900              3,977,093
--------------------------------------------------------------------------------
                                                                      20,043,581
================================================================================

--------------------------------------------------------------------------------
16

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

COMMON STOCKS--(CONCLUDED)

                                                  NUMBER OF
SECURITY DESCRIPTION                              SHARES                   VALUE
--------------------------------------------------------------------------------
SOFTWARE--4.74%
Innerworkings, Inc.*                               11,400               $132,240
--------------------------------------------------------------------------------
Microsoft Corp.                                   832,500             21,386,925
--------------------------------------------------------------------------------
Oracle Corp.*                                     523,300              8,189,645
--------------------------------------------------------------------------------
Reynolds & Reynolds Co., Class A                    3,900                149,604
--------------------------------------------------------------------------------
Salesforce.com, Inc.(1)*                          105,800              3,647,984
--------------------------------------------------------------------------------
Secure Computing Corp.*                            35,800                227,330
--------------------------------------------------------------------------------
Symantec Corp.*                                   428,273              7,983,009
--------------------------------------------------------------------------------
VASCO Data Security International, Inc.(1)*        26,400                237,600
--------------------------------------------------------------------------------
Witness Systems, Inc.*                             21,100                342,875
--------------------------------------------------------------------------------
                                                                      42,297,212
================================================================================

SPECIALTY RETAIL--0.10%
Interline Brands, Inc.*                            16,300                408,152
--------------------------------------------------------------------------------
Movado Group, Inc.                                 20,756                466,802
--------------------------------------------------------------------------------
United Rentals, Inc.*                               2,900                 61,929
--------------------------------------------------------------------------------
                                                                         936,883
================================================================================

TEXTILES & APPAREL--0.05%
True Religion Apparel, Inc.(1)*                    23,900                485,170
================================================================================

WIRELESS TELECOMMUNICATIONS SERVICES--0.01%
@Road, Inc.*                                       14,000                 66,220
--------------------------------------------------------------------------------
Total common stocks (cost--$526,315,304)                             589,891,454
================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS--5.85%
$5,655      US Treasury Bonds(1)                        05/15/17          8.750%        $7,500,385
--------------------------------------------------------------------------------------------------
 5,160      US Treasury Bonds(1)                        02/15/19          8.875          7,067,183
--------------------------------------------------------------------------------------------------
 5,940      US Treasury Bonds(1)                        02/15/20          8.500          8,022,249
--------------------------------------------------------------------------------------------------
 1,940      US Treasury Bonds(1)                        08/15/23          6.250          2,224,484
--------------------------------------------------------------------------------------------------
 1,205      US Treasury Bonds(1)                        02/15/36          4.500          1,134,112
--------------------------------------------------------------------------------------------------
 4,752      US Treasury Inflation Index Notes           07/15/14          2.000          4,663,682
--------------------------------------------------------------------------------------------------
 1,355      US Treasury Notes                           05/31/07          3.500          1,339,703
--------------------------------------------------------------------------------------------------
 2,030      US Treasury Notes(1)                        02/29/08          4.625          2,022,704
--------------------------------------------------------------------------------------------------
 6,530      US Treasury Notes(1)                        05/31/08          4.875          6,534,081
--------------------------------------------------------------------------------------------------
   895      US Treasury Notes                           05/15/09          4.875            898,391
--------------------------------------------------------------------------------------------------
 1,665      US Treasury Notes(1)                        04/30/11          4.875          1,676,512
--------------------------------------------------------------------------------------------------
 8,430      US Treasury Notes(1)                        02/15/13          3.875          8,040,441
--------------------------------------------------------------------------------------------------
 1,120      US Treasury Notes                           02/15/16          4.500          1,099,131
--------------------------------------------------------------------------------------------------
Total US government obligations (cost--$51,634,036)                                     52,223,058
==================================================================================================

MORTGAGE & AGENCY DEBT SECURITIES--13.09%
 2,745      Adjustable Rate Mortgage Trust,
            Series 2006-1, Class 5A1                    03/25/36          6.116          2,764,292
--------------------------------------------------------------------------------------------------
 1,000      Bear Stearns Alternative-A Trust,
            Series 2006-4, Class 3B2                    07/25/36          6.342[++]        999,979
--------------------------------------------------------------------------------------------------
 1,147      Countrywide Alternative Loan Trust,
            Series 2005-J2, Class 2A1                   04/25/35          7.500          1,153,039
--------------------------------------------------------------------------------------------------
 2,898      Countrywide Home Loans,
            Series 2006-HYB1, Class 1A1                 03/20/36          5.408[++]      2,883,085
--------------------------------------------------------------------------------------------------
 2,494      Credit Suisse First Boston Mortgage
            Securities Corp., Series 2005-10,
            Class 10A3                                  11/25/35          6.000          2,506,245
--------------------------------------------------------------------------------------------------
 2,175      Credit Suisse First Boston Mortgage
            Securities Corp., Series 2005-11,
            Class 1A1                                   12/25/35          6.500          2,192,720
--------------------------------------------------------------------------------------------------
 1,750      Federal Home Loan Bank Certificates         06/13/16          5.625          1,786,416
--------------------------------------------------------------------------------------------------
 1,750      Federal Home Loan Mortgage
            Corporation Certificates                    06/27/16          5.750          1,807,557
--------------------------------------------------------------------------------------------------
    21      Federal Home Loan Mortgage
            Corporation Certificates                    09/01/17          5.500             21,347
--------------------------------------------------------------------------------------------------
    31      Federal Home Loan Mortgage
            Corporation Certificates                    12/01/17          6.000             31,653
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONTINUED)
   $36      Federal Home Loan Mortgage
            Corporation Certificates                     01/01/18          5.500%          $36,143
--------------------------------------------------------------------------------------------------
    31      Federal Home Loan Mortgage
            Corporation Certificates                     04/01/18          5.500            31,188
--------------------------------------------------------------------------------------------------
 1,620      Federal Home Loan Mortgage
            Corporation Certificates                     08/01/28          6.500         1,656,799
--------------------------------------------------------------------------------------------------
    24      Federal Home Loan Mortgage
            Corporation Certificates                     02/01/29          6.500            24,962
--------------------------------------------------------------------------------------------------
    22      Federal Home Loan Mortgage
            Corporation Certificates                     04/01/29          6.500            22,447
--------------------------------------------------------------------------------------------------
    10      Federal Home Loan Mortgage
            Corporation Certificates                     10/01/29          6.000            10,143
--------------------------------------------------------------------------------------------------
     7      Federal Home Loan Mortgage
            Corporation Certificates                     03/01/32          6.000             7,110
--------------------------------------------------------------------------------------------------
    52      Federal Home Loan Mortgage
            Corporation Certificates                     11/01/32          6.500            52,785
--------------------------------------------------------------------------------------------------
 2,438      Federal Home Loan Mortgage
            Corporation Certificates                     12/01/34          4.500         2,275,843
--------------------------------------------------------------------------------------------------
 2,965      Federal National Mortgage
            Association Certificates                     02/15/08          5.750         2,989,912
--------------------------------------------------------------------------------------------------
 2,890      Federal National Mortgage
            Association Certificates                     09/15/09          6.625         3,019,908
--------------------------------------------------------------------------------------------------
 6,420      Federal National Mortgage
            Association Certificates                     06/01/10          4.625         6,302,694
--------------------------------------------------------------------------------------------------
 2,710      Federal National Mortgage
            Association Certificates                     08/15/10          4.250         2,635,055
--------------------------------------------------------------------------------------------------
 3,525      Federal National Mortgage
            Association Certificates                     11/08/10          5.200         3,501,827
--------------------------------------------------------------------------------------------------
 2,930      Federal National Mortgage
            Association Certificates                     02/01/11          6.250         3,050,537
--------------------------------------------------------------------------------------------------
 4,180      Federal National Mortgage
            Association Certificates                     03/15/13          4.375         4,019,768
--------------------------------------------------------------------------------------------------
 1,943      Federal National Mortgage
            Association Certificates                     02/01/14          6.000         1,966,868
--------------------------------------------------------------------------------------------------
 1,945      Federal National Mortgage
            Association Certificates                     05/12/16          6.070         1,960,663
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONTINUED)
   $72      Federal National Mortgage
            Association Certificates                     03/01/17          6.500%          $73,595
--------------------------------------------------------------------------------------------------
    14      Federal National Mortgage
            Association Certificates                     07/01/17          6.000            14,102
--------------------------------------------------------------------------------------------------
 5,642      Federal National Mortgage
            Association Certificates                     09/01/17          5.500         5,638,441
--------------------------------------------------------------------------------------------------
 6,967      Federal National Mortgage
            Association Certificates                     11/01/17          5.500         6,962,379
--------------------------------------------------------------------------------------------------
 4,149      Federal National Mortgage
            Association Certificates                     02/01/19          5.000         4,075,036
--------------------------------------------------------------------------------------------------
     4      Federal National Mortgage
            Association Certificates                     06/01/23          6.000             4,142
--------------------------------------------------------------------------------------------------
 2,510      Federal National Mortgage
            Association Certificates                     02/01/24          5.500         2,489,324
--------------------------------------------------------------------------------------------------
    16      Federal National Mortgage
            Association Certificates                     03/01/29          6.000            15,885
--------------------------------------------------------------------------------------------------
    39      Federal National Mortgage
            Association Certificates                     04/01/29          6.500            39,905
--------------------------------------------------------------------------------------------------
 4,933      Federal National Mortgage
            Association Certificates                     08/01/29          6.500         5,036,723
--------------------------------------------------------------------------------------------------
 2,341      Federal National Mortgage
            Association Certificates                     12/01/29          6.500         2,389,897
--------------------------------------------------------------------------------------------------
    15      Federal National Mortgage
            Association Certificates                     05/01/30          6.500            15,701
--------------------------------------------------------------------------------------------------
 2,633      Federal National Mortgage
            Association Certificates                     07/01/30          6.500         2,687,805
--------------------------------------------------------------------------------------------------
 3,386      Federal National Mortgage
            Association Certificates                     11/01/30          6.500         3,456,635
--------------------------------------------------------------------------------------------------
    10      Federal National Mortgage
            Association Certificates                     05/01/31          7.500            10,545
--------------------------------------------------------------------------------------------------
    17      Federal National Mortgage
            Association Certificates                     11/01/31          6.500            17,562
--------------------------------------------------------------------------------------------------
 1,539      Federal National Mortgage
            Association Certificates                     08/01/32          7.000         1,582,718
--------------------------------------------------------------------------------------------------
    24      Federal National Mortgage
            Association Certificates                     02/01/33          7.500            25,314
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONTINUED)
$2,156      Federal National Mortgage
            Association Certificates                     05/01/33          5.500%       $2,122,361
--------------------------------------------------------------------------------------------------
 3,537      Federal National Mortgage
            Association Certificates                     06/01/33          5.500         3,488,911
--------------------------------------------------------------------------------------------------
    16      Federal National Mortgage
            Association Certificates                     06/01/33          6.000            15,772
--------------------------------------------------------------------------------------------------
 2,056      Federal National Mortgage
            Association Certificates                     07/01/33          5.500         2,023,973
--------------------------------------------------------------------------------------------------
    74      Federal National Mortgage
            Association Certificates                     10/01/33          6.000            73,946
--------------------------------------------------------------------------------------------------
    56      FHLMC REMIC, Series 2148, Class ZA           04/15/29          6.000            55,971
--------------------------------------------------------------------------------------------------
    23      FHLMC REMIC, Series 2426, Class GH           08/15/30          6.000            22,768
--------------------------------------------------------------------------------------------------
 1,089      FHLMC REMIC, Series 2430, Class UC           09/15/16          6.000         1,097,157
--------------------------------------------------------------------------------------------------
 2,579      FHLMC REMIC, Series T-42, Class A5           02/25/42          7.500         2,672,167
--------------------------------------------------------------------------------------------------
   468      First Horizon Mortgage Pass-Through
            Trust, Series 2004-FL1, Class 1A1            02/25/35          5.594[++]       467,863
--------------------------------------------------------------------------------------------------
 6,114      FNMA REMIC, Series 2002-53,
            Class PD                                     01/25/32          6.000         6,237,220
--------------------------------------------------------------------------------------------------
 4,349      FNMA REMIC, Series 2004-W1,
            Class 3A                                     01/25/43          5.220[++]     4,500,333
--------------------------------------------------------------------------------------------------
    10      Government National Mortgage
            Association Certificates                     04/15/26          7.000            10,157
--------------------------------------------------------------------------------------------------
    15      Government National Mortgage
            Association Certificates                     10/15/28          6.500            15,238
--------------------------------------------------------------------------------------------------
 4,011      Government National Mortgage
            Association Certificates                     07/15/29          6.000         4,058,991
--------------------------------------------------------------------------------------------------
    32      Government National Mortgage
            Association Certificates                     04/15/31          6.500            32,931
--------------------------------------------------------------------------------------------------
     7      Government National Mortgage
            Association Certificates II                  11/20/28          6.000             6,850
--------------------------------------------------------------------------------------------------
    15      Government National Mortgage
            Association Certificates II                  02/20/29          6.000            15,129
--------------------------------------------------------------------------------------------------
 3,528      Government National Mortgage
            Association Certificates II                  02/20/34          6.000         3,557,078
--------------------------------------------------------------------------------------------------
   608      GSMPS Mortgage Loan Trust,
            Series 2001-2, Class A**                     06/19/32          7.500           631,370
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONCLUDED)
  $515      Merrill Lynch Credit Corporation
            Mortgage Investors, Inc.,
            Series 2003-D, Class XA1(2)(4)               08/25/28          1.000%           $3,402
--------------------------------------------------------------------------------------------------
 1,444      Salomon Brothers Mortgage
            Securities VII, Series 2003-CDCA,
            Class C**                                    02/15/15          5.880[++]     1,444,668
--------------------------------------------------------------------------------------------------
Total mortgage & agency debt securities (cost--$118,676,949)                           116,800,950
==================================================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES--3.29%
 5,150      Asset Securitization Corp.,
            Series 1995-MD4, Class A3                    08/13/29          7.384         5,241,471
--------------------------------------------------------------------------------------------------
   330      Commercial Mortgage
            Pass-Through Certificates,
            Series 2001-FL5A, Class E**                  11/15/13          6.830[++]       330,046
--------------------------------------------------------------------------------------------------
   880      Commercial Mortgage
            Pass-Through Certificates,
            Series 2001-FL5A, Class F**                  11/15/13          6.086[++]       862,400
--------------------------------------------------------------------------------------------------
   840      First Union Lehman-Brothers
            Commercial Mortgage,
            Series 1997-C2, Class A3                     11/18/29          6.650           846,307
--------------------------------------------------------------------------------------------------
 3,500      GS Mortgage Securities Corp. II,
            Series 2006-CC1, Class A**                   03/21/46          5.522[++]     3,451,516
--------------------------------------------------------------------------------------------------
 3,125      GS Mortgage Securities Corporation II,
            Series 2006-RR2, Class A1**                  06/23/46          5.816[++]     3,137,477
--------------------------------------------------------------------------------------------------
 1,300      Host Marriott Pool Trust,
            Series 1999-HMTA, Class C**                  08/03/15          7.730         1,382,144
--------------------------------------------------------------------------------------------------
   800      Host Marriott Pool Trust,
            Series 1999-HMTA, Class D**                  08/03/15          7.970           854,714
--------------------------------------------------------------------------------------------------
   800      Host Marriott Pool Trust,
            Series 1999-HMTA, Class E**                  08/03/15          8.070           856,094
--------------------------------------------------------------------------------------------------
 2,787      JP Morgan Alternative Loan Trust,
            Series 2006-S1, Class 1A19                   03/25/36          6.500         2,816,355
--------------------------------------------------------------------------------------------------
 3,651      JP Morgan Commercial Mortgage
            Finance Corp., Series 1998-C6,
            Class A3                                     01/15/30          6.613         3,685,854
--------------------------------------------------------------------------------------------------
     5      Lehman Brothers Commercial
            Conduit Mortgage Trust,
            Series 1999-C1, Class A1                     06/15/31          6.410             5,049
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONCLUDED)
$3,250      Lehman XS Trust, Series 2005-8,
            Class 2A3                                    12/25/35          6.000%#      $3,209,148
--------------------------------------------------------------------------------------------------
 1,967      Morgan Stanley Capital I,
            Series 1997-ALIC, Class D                    12/15/07          7.230         1,995,779
--------------------------------------------------------------------------------------------------
     5      Morgan Stanley Dean Witter Capital I,
            Series 2000-LIF2, Class A1                   10/15/33          6.960             4,813
--------------------------------------------------------------------------------------------------
   689      Nomura Asset Securities Corp.,
            Series 1996-MD5, Class A4                    04/13/39          8.193[++]       696,758
--------------------------------------------------------------------------------------------------
Total commercial mortgage-backed securities (cost--$29,541,637)                         29,375,925
==================================================================================================

ASSET-BACKED SECURITIES--2.14%
   726      Conseco Finance Securitizations
            Corp., Series 2000-2, Class A4               12/01/30          8.480           728,276
--------------------------------------------------------------------------------------------------
 4,957      Conseco Finance Securitizations
            Corp., Series 2000-5, Class A5               02/01/32          7.700         4,945,394
--------------------------------------------------------------------------------------------------
    11      Countrywide Asset-Backed Certificates,
            Series 2004-SD1, Class A1**                  06/25/33          5.664[++]        11,009
--------------------------------------------------------------------------------------------------
   175      GSAMP Trust, Series 2006-S2,
            Class B2**                                   01/25/36          7.000#          143,662
--------------------------------------------------------------------------------------------------
   300      GSAMP Trust, Series 2006-S5,
            Class A2                                     09/25/36          5.658#          300,520
--------------------------------------------------------------------------------------------------
 2,000      Home Equity Mortgage Trust,
            Series 2006-4, Class A2                      11/25/36          5.730#        2,001,600
--------------------------------------------------------------------------------------------------
 1,400      Paragon Mortgages PLC, Series 7A,
            Class B1A**                                  05/15/43          6.155[++]     1,402,316
--------------------------------------------------------------------------------------------------
 4,500      Permanent Financing PLC, Series 4,
            Class 2C                                     06/10/42          6.020[++]     4,518,488
--------------------------------------------------------------------------------------------------
   660      Providian Gateway Master Trust,
            Series 2004-AA, Class C**                    03/15/11          6.230[++]       662,888
--------------------------------------------------------------------------------------------------
   770      Providian Gateway Master Trust,
            Series 2004-AA, Class D**                    03/15/11          7.180[++]       776,617
--------------------------------------------------------------------------------------------------
 3,000      Residential Asset Securitization Trust,
            Series 2006-A2, Class A11                    05/25/36          6.000         2,987,779
--------------------------------------------------------------------------------------------------
   645      Rutland Rated Investments,
            Series DRYD-1A, Class A6F**                  06/20/13          6.957           654,933
--------------------------------------------------------------------------------------------------
Total asset-backed securities (cost--$19,059,456)                                       19,133,482
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--7.36%

AEROSPACE & DEFENSE--0.11%
  $100      BE Aerospace, Inc., Series B                 05/01/11           8.875%        $104,250
--------------------------------------------------------------------------------------------------
   325      Boeing Capital Corp.                         09/27/10           7.375          349,626
--------------------------------------------------------------------------------------------------
   300      Bombardier, Inc.**                           05/01/14           6.300          267,000
--------------------------------------------------------------------------------------------------
   175      Lockheed Martin Corp.**                      09/01/36           6.150          172,847
--------------------------------------------------------------------------------------------------
   125      Sequa Corp.                                  08/01/09           9.000          131,875
--------------------------------------------------------------------------------------------------
                                                                                         1,025,598
==================================================================================================

AGRICULTURE--0.02%
   150      American Rock Salt Co. LLC                   03/15/14           9.500          153,750
==================================================================================================
APPAREL/TEXTILES--0.04%
    75      Collins & Aikman Floorcovering,
            Series B                                     02/15/10           9.750           73,688
--------------------------------------------------------------------------------------------------
   225      Levi Strauss & Co.**                         12/15/12          12.250          252,000
--------------------------------------------------------------------------------------------------
    75      Rafaella Apparel Group**                     06/15/11          11.250           72,375
--------------------------------------------------------------------------------------------------
                                                                                           398,063
==================================================================================================

AUTOMOBILE OEM--0.98%
 1,200      DaimlerChrysler N.A. Holding Corp.           06/04/08           4.050        1,169,929
--------------------------------------------------------------------------------------------------
 5,920      Ford Motor Credit Co.                        01/12/09           5.800        5,671,094
--------------------------------------------------------------------------------------------------
   400      Ford Motor Credit Co.                        10/28/09           7.375          392,324
--------------------------------------------------------------------------------------------------
   300      General Motors                               01/15/11           7.200          268,875
--------------------------------------------------------------------------------------------------
   225      General Motors Acceptance Corp               03/02/11           7.250          224,486
--------------------------------------------------------------------------------------------------
 1,055      General Motors Acceptance Corp.(1)           09/15/11           6.875        1,039,047
--------------------------------------------------------------------------------------------------
                                                                                         8,765,755
==================================================================================================

AUTOMOTIVE PARTS--0.05%
   175      Arvinmeritor                                 09/15/15           8.125          161,875
--------------------------------------------------------------------------------------------------
   200      Cooper Standard Auto**                       12/15/14           8.375          151,500
--------------------------------------------------------------------------------------------------
   125      Stanadyne Corp.                              08/15/14          10.000          122,813
--------------------------------------------------------------------------------------------------
                                                                                           436,188
==================================================================================================

BANKING-NON-US--0.08%
   275      Abbey National PLC                           10/26/29           7.950          341,665
--------------------------------------------------------------------------------------------------
   350      Royal Bank of Scotland Group PLC             03/31/10+++        9.118          389,371
--------------------------------------------------------------------------------------------------
                                                                                           731,036
==================================================================================================

--------------------------------------------------------------------------------
24

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

BANKING-US--1.19%
$1,000      Bank of America Corp.                        01/15/11           7.400%      $1,079,166
--------------------------------------------------------------------------------------------------
 1,600      Citigroup, Inc.                              08/27/12           5.625        1,619,786
--------------------------------------------------------------------------------------------------
   880      Citigroup, Inc.                              09/15/14           5.000          851,427
--------------------------------------------------------------------------------------------------
   510      CS First Boston, Inc.(1)                     01/15/12           6.500          534,974
--------------------------------------------------------------------------------------------------
   580      HSBC Bank USA                                08/15/35           5.625          548,000
--------------------------------------------------------------------------------------------------
 1,000      J.P. Morgan Chase & Co.                      02/01/11           6.750        1,054,438
--------------------------------------------------------------------------------------------------
   350      US Bank N.A. Minnesota                       08/01/11           6.375          365,972
--------------------------------------------------------------------------------------------------
   775      Wachovia Bank N.A.(1)                        08/18/10           7.800          841,424
--------------------------------------------------------------------------------------------------
 1,000      Washington Mutual, Inc.                      01/15/07           5.625        1,000,516
--------------------------------------------------------------------------------------------------
   800      Washington Mutual Preferred Funding**        03/15/11+++        6.534[++]      782,712
--------------------------------------------------------------------------------------------------
 1,250      Wells Fargo Bank N.A.                        02/01/11           6.450        1,307,594
--------------------------------------------------------------------------------------------------
   655      Wells Fargo Bank N.A.                        08/26/36           5.950          660,738
--------------------------------------------------------------------------------------------------
                                                                                        10,646,747
==================================================================================================

BROADCAST--0.06%
   125      CMP Susquehanna**                            05/15/14           9.875          116,563
--------------------------------------------------------------------------------------------------
   295      News America, Inc.                           12/15/34           6.200          275,657
--------------------------------------------------------------------------------------------------
   125      Nexstar Finance Holdings LLC, Inc.           04/01/13          11.375#         103,125
--------------------------------------------------------------------------------------------------
   100      Nexstar Finance, Inc.                        01/15/14           7.000           89,500
--------------------------------------------------------------------------------------------------
                                                                                           584,845
==================================================================================================

BROKERAGE--0.36%
 1,525      Goldman Sachs Group, Inc.(1)                 01/15/11           6.875        1,610,199
--------------------------------------------------------------------------------------------------
 1,550      Morgan Stanley                               04/15/11           6.750        1,632,751
--------------------------------------------------------------------------------------------------
                                                                                         3,242,950
==================================================================================================

BUILDING MATERIALS--0.03%
    75      Ahern Rentals, Inc.                          08/15/13           9.250           76,125
--------------------------------------------------------------------------------------------------
   100      Ainsworth Lumber                             10/01/12           7.250           73,500
--------------------------------------------------------------------------------------------------
   100      Interface, Inc.                              02/01/10          10.375          108,875
--------------------------------------------------------------------------------------------------
                                                                                           258,500
==================================================================================================

BUSINESS SERVICES--0.02%
   125      Da-Lite Screen Co., Inc.                     05/15/11           9.500          131,250
--------------------------------------------------------------------------------------------------
    50      Sensata Technologies BV**                    05/01/14           8.000           49,000
--------------------------------------------------------------------------------------------------
                                                                                           180,250
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

CABLE--0.19%
$1,025      Comcast Cable Communications, Inc.           01/30/11           6.750%      $1,071,837
--------------------------------------------------------------------------------------------------
   175      CSC Holdings, Inc., Series B                 07/15/09           8.125          180,906
--------------------------------------------------------------------------------------------------
   150      Insight Communications, Inc.                 02/15/11          12.250#         159,375
--------------------------------------------------------------------------------------------------
   150      Mediacom Broadband LLC                       01/15/13           9.500          154,125
--------------------------------------------------------------------------------------------------
   100      Quebecor Media                               03/15/16           7.750           99,000
--------------------------------------------------------------------------------------------------
                                                                                         1,665,243
==================================================================================================

CHEMICALS--0.20%
   100      Chemtura Corp.                               06/01/16           6.875           96,750
--------------------------------------------------------------------------------------------------
   150      Hercules, Inc.                               06/30/29           6.500          118,875
--------------------------------------------------------------------------------------------------
   400      ICI Wilmington, Inc.                         12/01/08           4.375          390,052
--------------------------------------------------------------------------------------------------
   150      Ineos Group Holdings PLC**                   02/15/16           8.500          142,500
--------------------------------------------------------------------------------------------------
   200      Montell Finance Co. BV**                     03/15/27           8.100          185,500
--------------------------------------------------------------------------------------------------
   150      Omnova Solutions, Inc.                       06/01/10          11.250          159,000
--------------------------------------------------------------------------------------------------
   150      Polyone Corp.                                05/15/10          10.625          160,875
--------------------------------------------------------------------------------------------------
   195      Rhodia SA                                    06/01/10          10.250          214,013
--------------------------------------------------------------------------------------------------
    64      Rockwood Specialties Group, Inc.             05/15/11          10.625           68,640
--------------------------------------------------------------------------------------------------
   200      Terra Capital, Inc.                          10/15/08          12.875          223,500
--------------------------------------------------------------------------------------------------
                                                                                         1,759,705
==================================================================================================

COMMERCIAL SERVICES--0.02%
   200      Technical Olympic USA, Inc.                  01/15/15           7.500          158,750
==================================================================================================

COMMERCIAL SERVICES & SUPPLIES--0.02%
   200      Xerox Capital Trust I                        02/01/27           8.000          205,250
==================================================================================================

CONSUMER PRODUCTS--0.09%
   560      Fortune Brands, Inc.                         01/15/16           5.375          532,859
--------------------------------------------------------------------------------------------------
   125      Gregg Appliances, Inc.                       02/01/13           9.000          112,813
--------------------------------------------------------------------------------------------------
   150      Prestige Brands, Inc.                        04/15/12           9.250          149,250
--------------------------------------------------------------------------------------------------
                                                                                           794,922
==================================================================================================

CONSUMER PRODUCTS-NONDURABLES--0.04%
   335      Avon Products, Inc.                          11/15/09           7.150          353,437
==================================================================================================

CONTAINERS & PACKAGING--0.06%
   250      Berry Plastics                               07/15/12          10.750          272,500
--------------------------------------------------------------------------------------------------
   150      Owens-Illinois, Inc.                         05/15/18           7.800          140,250
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

CONTAINERS & PACKAGING--(CONCLUDED)
$125        Solo Cup Co.(1)                              02/15/14           8.500%        $108,750
--------------------------------------------------------------------------------------------------
                                                                                           521,500
==================================================================================================

DIVERSIFIED FINANCIALS--0.01%
 125        Bluewater Finance Ltd.                       02/15/12          10.250          125,469
==================================================================================================

DIVERSIFIED MANUFACTURING--0.01%
 100        Jacuzzi Brands, Inc.                         07/01/10           9.625          106,000
==================================================================================================

ELECTRIC UTILITIES--0.25%
 125        Comstock Resources, Inc.                     03/01/12           6.875          119,844
--------------------------------------------------------------------------------------------------
 280        Dominion Resources, Inc.                     06/15/35           5.950          265,320
--------------------------------------------------------------------------------------------------
 100        Dynegy Holdings, Inc.**                      05/01/16           8.375           98,500
--------------------------------------------------------------------------------------------------
 450        FirstEnergy Corp., Series B                  11/15/11           6.450          466,714
--------------------------------------------------------------------------------------------------
 175        Mirant Americas Generation LLC               05/01/31           9.125          175,875
--------------------------------------------------------------------------------------------------
 100        Mirant N.A. LLC                              12/31/13           7.375           99,000
--------------------------------------------------------------------------------------------------
 150        NRG Energy, Inc.                             02/01/16           7.375          147,750
--------------------------------------------------------------------------------------------------
 270        Pacific Gas & Electric Co.                   03/01/34           6.050          266,860
--------------------------------------------------------------------------------------------------
 325        Progress Energy, Inc.                        10/30/31           7.000          354,008
--------------------------------------------------------------------------------------------------
 265        TXU Energy Co.                               03/15/13           7.000          276,503
--------------------------------------------------------------------------------------------------
                                                                                         2,270,374
==================================================================================================

ELECTRONICS--0.02%
 150        Sanmina-SCI Corp.                            03/01/16           8.125          146,250
==================================================================================================

ENERGY--0.13%
 225        Anadarko Finance Co., Series B               05/01/11           6.750          235,636
--------------------------------------------------------------------------------------------------
 350        Devon Financing Corp., U.L.C.                09/30/11           6.875          371,170
--------------------------------------------------------------------------------------------------
 195        Devon Financing Corp., U.L.C.                09/30/31           7.875          233,159
--------------------------------------------------------------------------------------------------
 100        Gulfmark Offshore, Inc.                      07/15/14           7.750           99,500
--------------------------------------------------------------------------------------------------
 200        Whiting Petroleum Corp.                      05/01/12           7.250          197,500
--------------------------------------------------------------------------------------------------
                                                                                         1,136,965
==================================================================================================

ENERGY-INTEGRATED--0.03%
 250        PPL Energy Supply LLC, Series A              11/01/11           6.400          258,224
==================================================================================================

ENTERTAINMENT--0.03%
 225        Time Warner, Inc.                            04/15/31           7.625          243,657
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

ENVIRONMENTAL SERVICES--0.04%
 $300       Waste Management, Inc.                       08/01/10           7.375%        $319,909
==================================================================================================

FINANCE-NONCAPTIVE CONSUMER--0.32%
  490       Capital One Financial(1)                     06/01/15           5.500          476,964
--------------------------------------------------------------------------------------------------
  500       Countrywide Home Loans(1)                    05/21/08           3.250          483,266
--------------------------------------------------------------------------------------------------
  700       HSBC Finance Corp.                           05/15/11           6.750          738,997
--------------------------------------------------------------------------------------------------
  335       MBNA Corp.                                   03/15/12           7.500          368,653
--------------------------------------------------------------------------------------------------
  765       Residential Capital Corp.                    11/21/08           6.125          766,665
--------------------------------------------------------------------------------------------------
                                                                                         2,834,545
==================================================================================================

FINANCE-NONCAPTIVE DIVERSIFIED--0.44%
2,350       General Electric Capital Corp.(1)            06/15/12           6.000        2,428,640
--------------------------------------------------------------------------------------------------
  600       General Electric Capital Corp.               03/15/32           6.750          677,163
--------------------------------------------------------------------------------------------------
  850       International Lease Finance Corp.(1)         04/01/09           3.500          812,626
--------------------------------------------------------------------------------------------------
                                                                                         3,918,429
==================================================================================================

FOOD--0.14%
  200       Ameriqual Group LLC**                        04/01/12           9.000          204,000
--------------------------------------------------------------------------------------------------
  300       Conagra Foods, Inc.                          09/15/11           6.750          315,325
--------------------------------------------------------------------------------------------------
  100       Dole Foods Co.(1)                            03/15/11           8.875           97,500
--------------------------------------------------------------------------------------------------
  375       Kraft Foods, Inc.                            11/01/11           5.625          377,383
--------------------------------------------------------------------------------------------------
  150       Pinnacle Foods Holding Corp.                 12/01/13           8.250          147,375
--------------------------------------------------------------------------------------------------
  150       Wornick Co.                                  07/15/11          10.875          142,500
--------------------------------------------------------------------------------------------------
                                                                                         1,284,083
==================================================================================================

FOOD PROCESSORS/BEVERAGE/BOTTLING--0.10%
  325       Coors Brewing Co.                            05/15/12           6.375          336,299
--------------------------------------------------------------------------------------------------
  175       Le-Natures, Inc.**                           06/15/13          10.000          182,875
--------------------------------------------------------------------------------------------------
  410       Miller Brewing Co.**                         08/15/13           5.500          403,515
--------------------------------------------------------------------------------------------------
                                                                                           922,689
==================================================================================================

GAMING--0.20%
  150       Chukchansi Economic Development
            Authority**                                  11/15/13           8.000          151,500
--------------------------------------------------------------------------------------------------
  100       Circus & Eldorado                            03/01/12          10.125          105,000
--------------------------------------------------------------------------------------------------
  225       Jacobs Entertainment**                       06/15/14           9.750          224,719
--------------------------------------------------------------------------------------------------
  250       MTR Gaming Group, Inc.                       04/01/10           9.750          262,812
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
28

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

GAMING--(CONCLUDED)
 $100       Pokagon Gaming Authority**                   06/15/14          10.375%        $105,750
--------------------------------------------------------------------------------------------------
  150       Poster Financial Group                       12/01/11           8.750          156,750
--------------------------------------------------------------------------------------------------
  150       River Rock Entertainment                     11/01/11           9.750          158,812
--------------------------------------------------------------------------------------------------
  150       San Pasqual Casino**                         09/15/13           8.000          150,938
--------------------------------------------------------------------------------------------------
  100       Seneca Gaming Corp.                          05/01/12           7.250           98,250
--------------------------------------------------------------------------------------------------
  150       Tunica-Biloxi Gaming Authority**             11/15/15           9.000          154,125
--------------------------------------------------------------------------------------------------
  200       Wheeling Island Gaming, Inc.                 12/15/09          10.125          205,500
--------------------------------------------------------------------------------------------------
                                                                                         1,774,156
==================================================================================================

HEALTHCARE--0.10%
  150       Ameripath, Inc.                              04/01/13          10.500          158,625
--------------------------------------------------------------------------------------------------
  100       Psychiatric Solutions                        07/15/15           7.750           96,500
--------------------------------------------------------------------------------------------------
  420       UnitedHealth Group                           03/15/36           5.800          405,621
--------------------------------------------------------------------------------------------------
  200       Universal Hospital Services                  11/01/11          10.125          207,000
--------------------------------------------------------------------------------------------------
                                                                                           867,746
==================================================================================================

INSURANCE-MULTILINE--0.04%
   300      Allstate Corp.                               12/01/09           7.200          316,802
==================================================================================================

MACHINERY-AGRICULTURE & CONSTRUCTION--0.04%
  325       John Deere Capital Corp.                     03/15/12           7.000          348,786
==================================================================================================

MANUFACTURING-DIVERSIFIED--0.01%
  100       Maax Corp.                                   06/15/12           9.750           76,000
--------------------------------------------------------------------------------------------------
   25       Maax Holdings, Inc.**                        12/15/12          11.250#           8,500
--------------------------------------------------------------------------------------------------
                                                                                            84,500
==================================================================================================

MEDIA--0.07%
  100       Affinion Group, Inc.**                       10/15/13          10.125          103,750
--------------------------------------------------------------------------------------------------
   75       Baker & Taylor, Inc.**                       07/01/13          11.500           74,625
--------------------------------------------------------------------------------------------------
  150       LIN Television Corp.                         05/15/13           6.500          138,375
--------------------------------------------------------------------------------------------------
  175       Sinclair Broadcast Group                     03/15/12           8.000          177,187
--------------------------------------------------------------------------------------------------
  100       Sirius Satellite Radio                       08/01/13           9.625           95,000
--------------------------------------------------------------------------------------------------
                                                                                           588,937
==================================================================================================

METALS & MINING--0.05%
  225       AK Steel Corp.                               06/15/12           7.750          219,375
--------------------------------------------------------------------------------------------------
  200       FastenTech, Inc.                             05/01/11          11.500          205,000
--------------------------------------------------------------------------------------------------
                                                                                           424,375
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

OIL & GAS--0.17%
$150        Atlas Pipeline Partners                      12/15/15           8.125%        $153,000
--------------------------------------------------------------------------------------------------
 175        Inergy LP/Inergy Finance**                   03/01/16           8.250          179,813
--------------------------------------------------------------------------------------------------
 510        Kinder Morgan Energy Partners                11/15/14           5.125          481,720
--------------------------------------------------------------------------------------------------
 770        Kinder Morgan Energy Partners                03/15/35           5.800          691,292
--------------------------------------------------------------------------------------------------
                                                                                         1,505,825
==================================================================================================

OIL REFINING--0.05%
  80        Giant Industries, Inc.                       05/15/12          11.000           86,800
--------------------------------------------------------------------------------------------------
 325        Valero Energy Corp.                          04/15/32           7.500          376,526
--------------------------------------------------------------------------------------------------
                                                                                           463,326
==================================================================================================

PAPER & FOREST PRODUCTS--0.08%
 150        Abitibi-Consolidated, Inc.                   04/01/08           6.950          148,875
--------------------------------------------------------------------------------------------------
  50        Abitibi-Consolidated, Inc.                   08/01/10           8.550           49,375
--------------------------------------------------------------------------------------------------
 150        Buckeye Technologies, Inc.                   10/15/10           8.000          141,000
--------------------------------------------------------------------------------------------------
 150        Cellu Tissue Holdings, Inc.                  03/15/10           9.750          146,250
--------------------------------------------------------------------------------------------------
 150        Millar Western Forest                        11/15/13           7.750          119,250
--------------------------------------------------------------------------------------------------
  75        P.H. Glatfelter**                            05/01/16           7.125           73,934
--------------------------------------------------------------------------------------------------
                                                                                           678,684
==================================================================================================

PHARMACEUTICALS--0.21%
 275        Abbott Laboratories                          05/15/11           5.600          278,704
--------------------------------------------------------------------------------------------------
 770        Allergan, Inc.**                             04/01/16           5.750          773,906
--------------------------------------------------------------------------------------------------
 325        Bristol-Myers Squibb Co.                     10/01/11           5.750          329,253
--------------------------------------------------------------------------------------------------
 160        Teva Pharmaceutical Finance LLC              02/01/16           5.550          155,420
--------------------------------------------------------------------------------------------------
 350        Wyeth                                        03/15/13           5.500          349,600
--------------------------------------------------------------------------------------------------
                                                                                         1,886,883
==================================================================================================

PUBLISHING--0.18%
 125        Advanstar Communications, Inc.               08/15/10          10.750          135,000
--------------------------------------------------------------------------------------------------
 200        Cadmus Communications Corp.                  06/15/14           8.375          195,500
--------------------------------------------------------------------------------------------------
 125        Cenveo Corp.                                 12/01/13           7.875          118,125
--------------------------------------------------------------------------------------------------
 100        Clarke American Corp.**                      12/15/13          11.750          104,500
--------------------------------------------------------------------------------------------------
 200        Deluxe Corp.                                 12/15/12           5.000          161,250
--------------------------------------------------------------------------------------------------
 325        Houghton Mifflin Co.                         10/15/13          11.500#         272,187
--------------------------------------------------------------------------------------------------
 200        Quebecor World Capital Corp.**               03/15/16           8.750          188,000
--------------------------------------------------------------------------------------------------
 175        R.H. Donnelley Corp.                         01/15/16           8.875          172,375
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
30

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

PUBLISHING--(CONCLUDED)
$200        Sheridan Acquisition Corp.                   08/15/11          10.250%        $201,500
--------------------------------------------------------------------------------------------------
  75        Vertis, Inc.                                 06/15/09          10.875           75,750
--------------------------------------------------------------------------------------------------
                                                                                         1,624,187
==================================================================================================

REAL ESTATE INVESTMENT TRUSTS--0.11%
 325        Avalonbay Communities                        08/01/09           7.500          343,845
--------------------------------------------------------------------------------------------------
 325        EOP Operating LP                             06/15/28           7.250          349,570
--------------------------------------------------------------------------------------------------
 280        Prologis                                     11/15/15           5.625          275,731
--------------------------------------------------------------------------------------------------
                                                                                           969,146
==================================================================================================

RESTAURANTS--0.06%
 150        Buffets, Inc.                                07/15/10          11.250          158,250
--------------------------------------------------------------------------------------------------
 175        Landry's Restaurants, Inc., Series B**       12/15/14           7.500          165,375
--------------------------------------------------------------------------------------------------
 150        Restaurant Co.                               10/01/13          10.000          133,875
--------------------------------------------------------------------------------------------------
 125        Sbarro, Inc.                                 09/15/09          11.000          126,562
--------------------------------------------------------------------------------------------------
                                                                                           584,062
==================================================================================================

RETAIL--0.16%
  50        Brookstone Co., Inc.                         10/15/12          12.000           45,500
--------------------------------------------------------------------------------------------------
 225        GSC Holdings Corp.(1)**                      10/01/12           8.000          229,781
--------------------------------------------------------------------------------------------------
 200        Ingles Markets, Inc.                         12/01/11           8.875          208,500
--------------------------------------------------------------------------------------------------
  75        Jean Coutu Group PJC, Inc.                   08/01/14           8.500           71,531
--------------------------------------------------------------------------------------------------
 260        Kroger Co.                                   04/01/31           7.500          284,210
--------------------------------------------------------------------------------------------------
 150        Pantry, Inc.                                 02/15/14           7.750          147,750
--------------------------------------------------------------------------------------------------
 150        Petro Stopping Center/Financial              02/15/12           9.000          150,750
--------------------------------------------------------------------------------------------------
 275        Safeway, Inc.                                02/01/31           7.250          290,632
--------------------------------------------------------------------------------------------------
                                                                                         1,428,654
==================================================================================================

ROAD & RAIL--0.07%
 275        Burlington Northern Santa Fe Corp.           05/13/29           7.082          309,006
--------------------------------------------------------------------------------------------------
 150        Kansas City Southern                         06/15/09           7.500          149,250
--------------------------------------------------------------------------------------------------
 155        Norfolk Southern Corp.                       09/17/14           5.257          152,879
--------------------------------------------------------------------------------------------------
                                                                                           611,135
==================================================================================================

SERVICE--0.02%
 150        Carriage Services, Inc.                      01/15/15           7.875          145,500
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

SPECIALTY PURPOSE ENTITY--0.03%
$150        AAC Group Holding Corp.                      10/01/12          10.250%#       $120,375
--------------------------------------------------------------------------------------------------
 175        Riddell Bell Holdings, Inc.                  10/01/12           8.375          171,063
--------------------------------------------------------------------------------------------------
                                                                                           291,438
==================================================================================================

TECHNOLOGY-HARDWARE--0.04%
 250        Cisco Systems, Inc.                          02/22/16           5.500          248,901
--------------------------------------------------------------------------------------------------
 125        Xerox Corp.                                  02/01/17           6.750          125,313
--------------------------------------------------------------------------------------------------
                                                                                           374,214
==================================================================================================

TECHNOLOGY-SOFTWARE--0.05%
 350        Computer Sciences Corp.                      04/15/08           3.500          338,894
--------------------------------------------------------------------------------------------------
 125        Unisys Corp.                                 10/15/12           8.000          115,781
--------------------------------------------------------------------------------------------------
                                                                                           454,675
==================================================================================================

TELECOMMUNICATIONS--0.16%
 325        Bellsouth Corp.                              06/15/34           6.550          317,726
--------------------------------------------------------------------------------------------------
 200        Citizens Communications                      08/15/31           9.000          211,000
--------------------------------------------------------------------------------------------------
 100        Dycom Industries, Inc.                       10/15/15           8.125          101,000
--------------------------------------------------------------------------------------------------
 200        Intelsat Subsidiary Holding Co. Ltd.         01/15/15           8.625          202,000
--------------------------------------------------------------------------------------------------
 350        Telecom Italia Capital                       11/15/13           5.250          333,422
--------------------------------------------------------------------------------------------------
 310        Telecom Italia Capital                       11/15/33           6.375          292,708
--------------------------------------------------------------------------------------------------
                                                                                         1,457,856
==================================================================================================

TOBACCO--0.02%
 150        Reynolds American, Inc.**                    06/01/13           7.250          153,650
==================================================================================================

TRANSPORTATION SERVICES--0.05%
 400        ERAC USA Finance Co.**                       01/15/11           8.000          437,396
==================================================================================================

UTILITIES-OTHER--0.05%
 500        Duke Capital LLC                             08/15/14           5.668          488,648
==================================================================================================

WIRELESS TELECOMMUNICATIONS SERVICES--0.26%
 200        American Cellular Corp., Series B            08/01/11          10.000          208,000
--------------------------------------------------------------------------------------------------
 300        AT&T Corp.                                   11/15/31           8.000          358,418
--------------------------------------------------------------------------------------------------
 175        AT&T Wireless Services, Inc.                 03/01/31           8.750          221,188
--------------------------------------------------------------------------------------------------
 135        Cincinnati Bell, Inc.                        01/15/14           8.375          135,506
--------------------------------------------------------------------------------------------------
 650        Sprint Capital Corp.                         03/15/32           8.750          788,169
--------------------------------------------------------------------------------------------------
 350        Verizon New York, Inc., Series A             04/01/12           6.875          363,410
--------------------------------------------------------------------------------------------------
 100        Wind Acquisition Finance SA**                12/01/15          10.750          108,625
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
32

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONCLUDED)

WIRELESS TELECOMMUNICATIONS SERVICES--(CONCLUDED)
      $125  Windstream Corp.**                           08/01/16          8.625%         $132,188
--------------------------------------------------------------------------------------------------
                                                                                         2,315,504
==================================================================================================
Total corporate bonds (cost--$66,683,106)                                               65,725,168
==================================================================================================

INTERNATIONAL GOVERNMENT OBLIGATION--0.04%
--------------------------------------------------------------------------------------------------
       330  Pemex Project Funding Master
            Trust (cost--$365,907)                       11/15/11          8.000           359,700
==================================================================================================

REPURCHASE AGREEMENT--2.23%
--------------------------------------------------------------------------------------------------
    19,946  Repurchase agreement dated 08/31/06
            with State Street Bank & Trust Co.,
            collateralized by $15,489 US Treasury
            Bonds, 6.500% to 7.250% due 08/15/22
            to 11/15/26 and $20,326,003
            US Treasury Notes, 4.125% to 4.375%
            due 12/31/07 to 08/15/10;
            (value--$20,345,020); proceeds:
            $19,948,693 (cost--$19,946,000)              09/01/06          4.860        19,946,000
==================================================================================================

NUMBER OF
SHARES
(000)
--------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--8.02%
--------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+--3.25%
--------------------------------------------------------------------------------------------------
       683  AIM Liquid Assets Portfolio                                    5.182           682,648
--------------------------------------------------------------------------------------------------
        58  AIM Prime Portfolio                                            5.216            58,460
--------------------------------------------------------------------------------------------------
[++][++] 0  BlackRock Provident TempFund                                   5.137               105
--------------------------------------------------------------------------------------------------
     6,066  DWS Money Market Series                                        5.251         6,066,309
--------------------------------------------------------------------------------------------------
    22,164  UBS Private Money Market Fund LLC(3)                           5.231        22,164,084
--------------------------------------------------------------------------------------------------
Total money market funds (cost--$28,971,606)                                            28,971,606
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

PRINCIPAL
AMOUNT                                                   MATURITY          INTEREST
(000)                                                    DATES             RATES             VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.77%
--------------------------------------------------------------------------------------------------
$42,600     Repurchase agreement dated 08/31/06
            with Barclays Bank PLC, collateralized by
            $2,639,000 Federal Home Loan Mortgage
            Corp. obligations, zero coupon due
            05/11/07 and $41,948,000 Federal
            National Mortgage Association obligations,
            zero coupon due 02/21/07;
            (value--$43,452,741); proceeds:
            $42,606,236 (cost--$42,600,000)              09/01/06          5.270%      $42,600,000
==================================================================================================
Total investments of cash collateral from securities loaned
(cost--$71,571,606)                                                                     71,571,606
==================================================================================================
Total investments (cost--$903,794,001)--108.11%                                        965,027,343
--------------------------------------------------------------------------------------------------
Liabilities in excess of other assets--(8.11)%                                         (72,411,780)
--------------------------------------------------------------------------------------------------
Net assets--100.00%                                                                   $892,615,563
==================================================================================================

*         Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.60% of net assets as of August 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+         Interest rates shown reflect yield at August 31, 2006.
[++] Floating rate securities. The interest rates shown are the current rates as of August 31, 2006.
[++][++]  Amount represents less than 500 shares.
++ Security is being fair valued by a Valuation Committee under the direction of the Board of Trustees.
+++ Perpetual bond security. The maturity date reflects the next call date.
# Denotes a step-up bond that converts to the noted fixed rate at a designated future date.
(1)       Security, or portion thereof, was on loan at August 31, 2006.
(2) Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

--------------------------------------------------------------------------------
34

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

(3) The table below details the Fund's transaction activity in an affiliated issuer for the year ended August 31, 2006.

                                   PURCHASES          SALES                              INCOME EARNED
                                   DURING THE         DURING THE                         FROM AFFILIATE
SECURITY           VALUE AT        YEAR ENDED         YEAR ENDED         VALUE AT        FOR THE YEAR
DESCRIPTION        08/31/05        08/31/06           08/31/06           08/31/06        ENDED 08/31/06
-------------------------------------------------------------------------------------------------------
UBS Private
Money Market
Fund LLC           $45,139,164     $1,110,558,037     $1,133,533,117     $22,164,084     $27,908
=======================================================================================================

(4) The securities detailed in the table below, which represent 0.01% of net assets, are considered illiquid and restricted as of August 31, 2006:

                                                    ACQUISITION
ILLIQUID AND                                        COST AS A                        VALUE AS A
RESTRICTED          ACQUISITION     ACQUISITION     PERCENTAGE                       PERCENTAGE OF
SECURITY            DATES           COST            OF NET ASSETS      VALUE         NET ASSETS
--------------------------------------------------------------------------------------------------
Merrill Lynch
Credit
Corporation
Mortgage
Investors, Inc.,
Series 2003-D,
Class XA1,
1.000%,
08/25/28            09/12/03          $3,440        0.00%                $3,402      0.00%
--------------------------------------------------------------------------------------------------
Taberna Realty
Finance Trust       08/04/05         136,920        0.02                123,228      0.01
--------------------------------------------------------------------------------------------------
                                    $140,360        0.02%              $126,630      0.01%
==================================================================================================

FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
GSAMP     Goldman Sachs Asset Mortgage Passthrough
GSMPS     Goldman Sachs Mortgage Passthrough Securities
OEM       Original Equipment Manufacturer
REMIC     Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

PORTFOLIO OF INVESTMENTS--AUGUST 31, 2006

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)           PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                              96.7%
--------------------------------------------------------------------------------
Panama                                                                      1.0
--------------------------------------------------------------------------------
United Kingdom                                                              0.8
--------------------------------------------------------------------------------
Cayman Islands                                                              0.7
--------------------------------------------------------------------------------
Bermuda                                                                     0.7
--------------------------------------------------------------------------------
Canada                                                                      0.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
================================================================================

              See accompanying notes to financial statements

--------------------------------------------------------------------------------
36

UBS U.S. ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES--AUGUST 31, 2006

ASSETS:
Investments in unaffiliated securities, at value (cost-$881,629,917)*          $942,863,259
-------------------------------------------------------------------------------------------
Investments in an affliliated security, at value (cost-$22,164,084)              22,164,084
===========================================================================================
Total investments in securities, at value (cost-$903,794,001)                   965,027,343
-------------------------------------------------------------------------------------------
Cash                                                                                     41
-------------------------------------------------------------------------------------------
Receivable for investments sold                                                   5,096,022
-------------------------------------------------------------------------------------------
Receivable for shares of beneficial interest sold                                   118,453
-------------------------------------------------------------------------------------------
Receivable for dividends and interest                                             3,673,781
-------------------------------------------------------------------------------------------
Other assets                                                                         43,130
-------------------------------------------------------------------------------------------
Total assets                                                                    973,958,770
-------------------------------------------------------------------------------------------

LIABILITIES:
Payable for cash collateral from securities loaned                               71,571,606
-------------------------------------------------------------------------------------------
Payable for investments purchased                                                 5,781,552
-------------------------------------------------------------------------------------------
Payable for shares of beneficial interest repurchased                             2,717,774
-------------------------------------------------------------------------------------------
Payable to affiliates                                                               698,578
-------------------------------------------------------------------------------------------
Payable for foreign witholding taxes                                                  1,386
-------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                              572,311
-------------------------------------------------------------------------------------------
Total liabilities                                                                81,343,207
-------------------------------------------------------------------------------------------

NET ASSETS:
Beneficial interest-$0.001 par value per share (unlimited amount authorized)    992,491,383
-------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                  14,556,482
-------------------------------------------------------------------------------------------
Accumulated net realized loss from investments and options written             (175,665,644)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and options written                   61,233,342
-------------------------------------------------------------------------------------------
NET ASSETS                                                                     $892,615,563
===========================================================================================

*  Includes $147,309,958 of investments in securities on loan, at value.

              See accompanying notes to financial statements
--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES--AUGUST 31, 2006

CLASS A:
Net assets                                                                     $472,212,998
-------------------------------------------------------------------------------------------
Shares outstanding                                                               15,772,510
-------------------------------------------------------------------------------------------
Net asset value per share                                                            $29.94
-------------------------------------------------------------------------------------------
Maximum offering price per share (net asset value plus
maximum sales charge of 5.50%)                                                       $31.68
-------------------------------------------------------------------------------------------

CLASS B:
Net assets                                                                      $77,296,278
-------------------------------------------------------------------------------------------
Shares outstanding                                                                2,643,815
-------------------------------------------------------------------------------------------
Net asset value and offering price per share                                         $29.24
-------------------------------------------------------------------------------------------

CLASS C:
Net assets                                                                     $226,218,769
-------------------------------------------------------------------------------------------
Shares outstanding                                                                7,728,663
-------------------------------------------------------------------------------------------
Net asset value and offering price per share                                         $29.27
-------------------------------------------------------------------------------------------

CLASS Y:
Net assets                                                                     $116,887,518
-------------------------------------------------------------------------------------------
Shares outstanding                                                                3,845,862
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share                       $30.39
===========================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
38

UBS U.S. ALLOCATION FUND

STATEMENT OF OPERATIONS

                                                                                     FOR THE
                                                                                     YEAR ENDED
                                                                                     AUGUST 31, 2006
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                            $10,852,422
----------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $1,516)                                 16,583,433
----------------------------------------------------------------------------------------------------
Securities lending income (includes $27,908 earned from an affiliated entity)            122,874
----------------------------------------------------------------------------------------------------
                                                                                      27,558,729
----------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory and administration fees                                            4,535,942
----------------------------------------------------------------------------------------------------
Service fees-Class A                                                                   1,264,723
----------------------------------------------------------------------------------------------------
Service and distribution fees-Class B                                                  1,060,405
----------------------------------------------------------------------------------------------------
Service and distribution fees-Class C                                                  2,482,898
----------------------------------------------------------------------------------------------------
Transfer agency and related services fees-Class A                                        648,412
----------------------------------------------------------------------------------------------------
Transfer agency and related services fees-Class B                                        193,945
----------------------------------------------------------------------------------------------------
Transfer agency and related services fees-Class C                                        296,570
----------------------------------------------------------------------------------------------------
Transfer agency and related services fees-Class Y                                         21,036
----------------------------------------------------------------------------------------------------
Custody and accounting fees                                                              418,098
----------------------------------------------------------------------------------------------------
Reports and notices to shareholders                                                      232,473
----------------------------------------------------------------------------------------------------
Professional fees                                                                        112,731
----------------------------------------------------------------------------------------------------
State registration fees                                                                   53,752
----------------------------------------------------------------------------------------------------
Insurance expense                                                                         52,941
----------------------------------------------------------------------------------------------------
Trustees' fees                                                                            21,890
----------------------------------------------------------------------------------------------------
Other expenses                                                                            32,298
----------------------------------------------------------------------------------------------------
                                                                                      11,428,114
----------------------------------------------------------------------------------------------------
Less: Fee waivers by investment advisor and administrator                               (240,105)
----------------------------------------------------------------------------------------------------
Net expenses                                                                          11,188,009
----------------------------------------------------------------------------------------------------
Net investment income                                                                 16,370,720
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSS) FROM INVESTMENT ACTIVITIES:
Net realized gain from investments                                                    49,492,775
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
----------------------------------------------------------------------------------------------------
  Investments                                                                         (2,616,205)
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain from investment activities                           46,876,570
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $63,247,290
====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEARS ENDED AUGUST 31,
                                                                      ------------------------------
                                                                      2006              2005
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $16,370,720        $18,631,766
----------------------------------------------------------------------------------------------------
Net realized gains from investments                                    49,492,775         69,010,509
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
  Investments and options written                                      (2,616,205)        55,659,498
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   63,247,290        143,301,773
----------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income-Class A                                         (10,696,257)       (10,204,377)
----------------------------------------------------------------------------------------------------
Net investment income-Class B                                            (947,042)        (1,960,273)
----------------------------------------------------------------------------------------------------
Net investment income-Class C                                          (3,192,484)        (3,383,530)
----------------------------------------------------------------------------------------------------
Net investment income-Class Y                                          (2,885,670)        (2,739,816)
----------------------------------------------------------------------------------------------------
                                                                      (17,721,453)       (18,287,996)
----------------------------------------------------------------------------------------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                   19,991,380         30,554,718
----------------------------------------------------------------------------------------------------
Cost of shares repurchased                                           (258,340,216)      (391,894,693)
----------------------------------------------------------------------------------------------------
Proceeds from dividends reinvested                                     16,781,941         17,405,269
----------------------------------------------------------------------------------------------------
Net decrease in net assets from beneficial interest transactions     (221,566,895)      (343,934,706)
----------------------------------------------------------------------------------------------------
Net decrease in net assets                                           (176,041,058)      (218,920,929)
----------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of year                                                   1,068,656,621      1,287,577,550
----------------------------------------------------------------------------------------------------
End of year                                                           892,615,563      1,068,656,621
----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                       $14,556,482        $15,213,242
====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
40

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy

--------------------------------------------------------------------------------
42

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

PURCHASED OPTIONS--The Fund may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR
UBS Global Asset Management (US) Inc. ("UBS Global AM--US") served as the Fund's investment manager and administrator from August 1, 2005 until April 1, 2006. On April 1, 2006, the Fund's Investment Management and Administration Agreement ("Advisory Contract") was transferred from UBS Global AM--US to UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas").

The transfer of the Advisory Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM--US and UBS Global AM--Americas. The Trust's Board of Trustees approved the transfer of the Advisory Contract effective April 1, 2006. All of the personnel of UBS Global AM--US who previously provided investment management services to the Fund continue to provide investment management services to the Fund as employees of UBS Global AM--Americas. UBS Global AM--Americas has the same contractual rights and responsibilities under the Advisory Contract as those previously held by UBS Global AM--US. UBS Global AM--US and UBS Global AM--Americas are both indirect wholly owned subsidiaries of UBS AG. UBS Global AM--US continues to serve as the Fund's principal underwriter. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which was accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM--Americas had agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it was as follows: $0 to $250 million - 0.50%; in excess of $250 million up to $500 million - 0.45%; in excess of $500 million up to $2 billion - 0.40%; and over $2 billion - 0.35%. Accordingly, for the year ended August 31, 2006, UBS Global AM--Americas (or UBS Global AM--US for periods prior to April 1, 2006) waived $240,105 in investment advisory and administration fees. At August 31, 2006, the Fund owed UBS Global AM--Americas

--------------------------------------------------------------------------------
44

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

$351,447 in investment advisory and administration fees. At August 31, 2006, UBS Global AM--Americas owed the Fund $16,637 for fee waivers under the above agreement.

For the year ended August 31, 2006, the Fund paid $19,929 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended August 31, 2006, the Fund paid brokerage commissions to Morgan Stanley in the amount of $34,572. During the year ended August 31, 2006, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $178,505,500. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

SERVICE AND DISTRIBUTION PLANS
UBS Global AM--US is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM--US monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2006, the Fund owed UBS Global AM--US $358,018 in service and distribution fees.

UBS Global AM--US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM--US has informed the Fund that for the year ended August 31, 2006, it earned $114,897, $291,139, and $6,406 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES
UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended August 31, 2006, UBS Financial Services Inc. received from PFPC, not the Fund, $506,228 of the total transfer agency and related services fees paid by the Fund to PFPC.

SECURITIES LENDING
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. UBS Securities LLC is the Fund's lending agent. For the year ended August 31, 2006 UBS Securities LLC earned $45,174 in compensation as the Fund's lending agent. At August 31, 2006, the Fund owed UBS Securities LLC $5,750 in compensation as the Fund's lending agent.

At August 31, 2006, the Fund had securities on loan having a market value of $147,309,958. The custodian for the Fund held cash and cash equivalents as collateral for securities loaned of $71,571,606. In addition, the Fund held US government and agency securities having an aggregate value of $79,690,811 as collateral for portfolio securities loaned as follows:

--------------------------------------------------------------------------------
46

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT                                                MATURITY     INTEREST
(000)                                                 DATES        RATES        VALUE
-------------------------------------------------------------------------------------------
$5,525      Federal Home Loan Mortgage Corp.          04/05/07     4.250%        $5,582,493
-------------------------------------------------------------------------------------------
12,143      Federal National Mortgage Association     03/16/09     3.125         11,762,961
-------------------------------------------------------------------------------------------
 6,246      US Treasury Bonds                         05/15/17     8.750          8,423,987
-------------------------------------------------------------------------------------------
    85      US Treasury Bonds                         11/15/18     9.000            119,021
-------------------------------------------------------------------------------------------
53,651      US Treasury Inflation Index Notes         01/15/16     2.000         53,802,349
-------------------------------------------------------------------------------------------
                                                                                $79,690,811
===========================================================================================

BANK LINE OF CREDIT
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM--Americas in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. The Fund did not borrow under the Committed Credit Facility during the year ended August 31, 2006.

PURCHASE AND SALES OF SECURITIES
For the year ended August 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $290,375,522 and $415,369,112, respectively.

For the year ended August 31, 2006, aggregate purchases and sales of US Government securities, excluding short-term securities, were $476,555,683 and $491,014,606, respectively.

FEDERAL TAX STATUS
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 were as follows:

DISTRIBUTIONS PAID FROM:                                         2006           2005
-------------------------------------------------------------------------------------------
Ordinary Income                                                  $17,721,453    $18,287,996
===========================================================================================

At August 31, 2006, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                                   $14,538,707
-------------------------------------------------------------------------------------------
Accumulated realized capital and other losses                                  (167,762,681)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       53,348,154
-------------------------------------------------------------------------------------------
Total accumulated deficit                                                      $(99,875,820)
===========================================================================================

The differences between book-basis and tax-basis unrealized appreciation/ depreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

At August 31, 2006, the Fund had a net capital loss carryforward of $167,762,681. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire August 31, 2011. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $41,388,979 of the capital loss carryforward to offset current year realized gains.

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at August 31, 2006 were as follows:

Tax cost of investments                                                        $911,679,189
-------------------------------------------------------------------------------------------
Gross appreciation (investments having an excess of value over cost)             74,441,910
-------------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)            (21,093,756)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      $53,348,154
===========================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ending August 31, 2006, undistributed net investment income was increased by $693,973, and accumulated net realized losses from investment transactions were increased by $693,973. These differences

--------------------------------------------------------------------------------
48

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

are primarily due to return of capital adjustments from real estate investments trusts and paydown reclasses.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

SHARES OF BENEFICIAL INTEREST
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                CLASS A                         CLASS B
                        ---------------------------------------------------------
YEAR ENDED
AUGUST 31, 2006:         SHARES        AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------
Shares sold                452,746     $13,229,529        24,074         $687,476
---------------------------------------------------------------------------------
Shares repurchased      (5,038,838)   (147,389,209)   (1,064,911)     (30,347,204)
---------------------------------------------------------------------------------
Shares converted from
Class B to Class A       1,633,859      47,559,412    (1,675,063)     (47,559,412)
---------------------------------------------------------------------------------
Dividends reinvested       344,764      10,039,512        30,776          879,895
---------------------------------------------------------------------------------
Net decrease            (2,607,469)   $(76,560,756)   (2,685,124)    $(76,339,245)
=================================================================================

YEAR ENDED
AUGUST 31, 2005:
---------------------------------------------------------------------------------
Shares sold                724,677     $19,823,615        67,241       $1,794,125
---------------------------------------------------------------------------------
Shares repurchased      (7,461,777)   (204,580,314)   (2,435,021)     (64,713,634)
---------------------------------------------------------------------------------
Shares converted from
Class B to Class A       3,375,151      92,362,408    (3,466,959)     (92,362,408)
---------------------------------------------------------------------------------
Dividends reinvested       351,070       9,686,022        67,540        1,822,230
---------------------------------------------------------------------------------
Net decrease            (3,010,879)   $(82,708,269)   (5,767,199)   $(153,459,687)
=================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

                               CLASS C                       CLASS Y
YEAR ENDED             -------------------------------------------------------
AUGUST 31, 2006:        SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------
Shares sold                95,556      $2,726,972     112,245       $3,347,403
------------------------------------------------------------------------------
Shares repurchased     (2,206,226)    (63,042,153)   (590,909)     (17,561,650)
------------------------------------------------------------------------------
Dividends reinvested      106,455       3,045,661      95,552        2,816,873
------------------------------------------------------------------------------
Net decrease           (2,004,215)   $(57,269,520)   (383,112)    $(11,397,374)
==============================================================================

YEAR ENDED
AUGUST 31, 2005:
------------------------------------------------------------------------------
Shares sold               160,442      $4,302,776     166,719       $4,634,202
------------------------------------------------------------------------------
Shares repurchased     (3,785,482)   (101,554,394)   (755,998)     (21,046,351)
------------------------------------------------------------------------------
Dividends reinvested      120,241       3,258,519      94,468        2,638,498
------------------------------------------------------------------------------
Net decrease           (3,504,799)   $(93,993,099)   (494,811)    $(13,773,651)
==============================================================================

--------------------------------------------------------------------------------
50

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                 CLASS A
                                        ---------------------------------------------------------
                                                      FOR THE YEARS ENDED AUGUST 31,
                                        ---------------------------------------------------------
                                            2006        2005         2004       2003       2002
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR                         $28.60      $25.81      $23.00      $20.80      $25.78
-------------------------------------------------------------------------------------------------
Net investment income (loss)                0.56@       0.51@       0.30@       0.18@       0.13@
-------------------------------------------------------------------------------------------------
Net realized and unrealized gains
(losses) from investment activites          1.38        2.79        2.72        2.10       (4.94)
-------------------------------------------------------------------------------------------------
Net increase (decrease)
from operations                             1.94        3.30        3.02        2.28       (4.81)
-------------------------------------------------------------------------------------------------
Dividends from net
investment income                          (0.60)      (0.51)      (0.21)      (0.08)      (0.03)
-------------------------------------------------------------------------------------------------
Distributions from net realized
gains from investment activities              --          --          --          --       (0.14)
-------------------------------------------------------------------------------------------------
Total dividends and distributions          (0.60)      (0.51)      (0.21)      (0.08)      (0.17)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $29.94      $28.60      $25.81      $23.00      $20.80
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                  6.84%      12.85%      13.19%      10.99%     (18.79)
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $472,213    $525,711    $552,195    $649,582    $690,546
-------------------------------------------------------------------------------------------------
Expenses to average net assets,
net of fee waivers by advisor(2)            0.91%       0.90%       0.93%       0.98%       0.89%
-------------------------------------------------------------------------------------------------
Expenses to average net assets,
before fee waivers by advisor(2)            0.94%       0.93%       0.95%       0.98%       0.89%
-------------------------------------------------------------------------------------------------
Net investment income (loss) to
average net assets                          1.91%       1.87%       1.18%       0.84%       0.54%
-------------------------------------------------------------------------------------------------
Portfolio turnover                            82%         67%        128%          2%          5%
=================================================================================================

@ Calculated using the average month-end shares outstanding for the year.
1 Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2 During the years ended August 31, 2003 and August 31, 2002, UBS Global Asset
  Management (US) Inc. did not waive any advisory and administration fees.

--------------------------------------------------------------------------------
52

                                                                 CLASS B
                                        ----------------------------------------------------------
                                                      FOR THE YEARS ENDED AUGUST 31,
                                        ----------------------------------------------------------
                                            2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR                         $27.81      $25.04      $22.29      $20.23      $25.24
--------------------------------------------------------------------------------------------------
Net investment income (loss)                0.30@       0.28@       0.09@       0.02@      (0.05)@
--------------------------------------------------------------------------------------------------
Net realized and unrealized gains
(losses) from investment activites          1.36        2.70        2.66        2.04       (4.82)
--------------------------------------------------------------------------------------------------
Net increase (decrease)
from operations                             1.66        2.98        2.75        2.06       (4.87)
--------------------------------------------------------------------------------------------------
Dividends from net
investment income                          (0.23)      (0.21)         --          --          --
--------------------------------------------------------------------------------------------------
Distributions from net realized
gains from investment activities              --          --          --          --       (0.14)
--------------------------------------------------------------------------------------------------
Total dividends and distributions          (0.23)      (0.21)         --          --       (0.14)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $29.24      $27.81      $25.04      $22.29      $20.23
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                  5.99%      11.95%      12.34%      10.18%     (19.41)%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $77,296    $148,208    $277,891    $461,273    $606,133
--------------------------------------------------------------------------------------------------
Expenses to average net assets,
net of fee waivers by advisor(2)            1.71%       1.70%       1.70%       1.74%       1.65%
--------------------------------------------------------------------------------------------------
Expenses to average net assets,
before fee waivers by advisor(2)            1.74%       1.73%       1.72%       1.74%       1.65%
--------------------------------------------------------------------------------------------------
Net investment income (loss) to
average net assets                          1.07%       1.08%       0.36%       0.08%      (0.22)%
--------------------------------------------------------------------------------------------------
Portfolio turnover                            82%         67%        128%          2%          5%
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                 CLASS C
                                        ---------------------------------------------------------
                                                      FOR THE YEARS ENDED AUGUST 31,
                                        ---------------------------------------------------------
                                            2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR                         $27.95      $25.21      $22.46      $20.38      $25.42
-------------------------------------------------------------------------------------------------
Net investment income (loss)                0.33@       0.30@       0.10@       0.02@      (0.05)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gains
(losses) from investment activites          1.35        2.72        2.67        2.06       (4.85)
-------------------------------------------------------------------------------------------------
Net increase (decrease)
from operations                             1.68        3.02        2.77        2.08       (4.90)
-------------------------------------------------------------------------------------------------
Dividends from net
investment income                          (0.36)      (0.28)      (0.02)         --          --
-------------------------------------------------------------------------------------------------
Distributions from net realized
gains from investment activities              --          --          --          --       (0.14)
-------------------------------------------------------------------------------------------------
Total dividends and distributions          (0.36)      (0.28)      (0.02)         --       (0.14)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $29.27      $27.95      $25.21      $22.46      $20.38
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                  6.02%      12.02%      12.35%      10.21%     (19.39)
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $226,219    $271,996    $333,765    $458,117    $538,109
-------------------------------------------------------------------------------------------------
Expenses to average net assets,
net of fee waivers by advisor(2)            1.65%       1.65%       1.67%       1.72%       1.63%
-------------------------------------------------------------------------------------------------
Expenses to average net assets,
before fee waivers by advisor(2)            1.68%       1.68%       1.69%       1.72%       1.63%
-------------------------------------------------------------------------------------------------
Net investment income (loss)
to average net assets                       1.16%       1.12%       0.42%       0.10%      (0.20)
-------------------------------------------------------------------------------------------------
Portfolio turnover                            82%         67%        128%          2%          5%
=================================================================================================

@ Calculated using the average month-end shares outstanding for the year.
1 Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2 During the years ended August 31, 2003 and August 31, 2002, UBS Global Asset
  Management (US) Inc. did not waive any advisory and administration fees.

--------------------------------------------------------------------------------
54

                                                                 CLASS Y
                                        ----------------------------------------------------------
                                                      FOR THE YEARS ENDED AUGUST 31,
                                        ----------------------------------------------------------
                                            2006        2005        2004        2003        2002
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR                         $29.02      $26.19      $23.33      $21.07      $26.05
--------------------------------------------------------------------------------------------------
Net investment income (loss)                0.67@       0.61@       0.39@       0.25@       0.21@
--------------------------------------------------------------------------------------------------
Net realized and unrealized gains
(losses) from investment activites          1.40        2.83        2.76        2.13       (5.00)
--------------------------------------------------------------------------------------------------
Net increase (decrease)
from operations                             2.07        3.44        3.15        2.38       (4.79)
--------------------------------------------------------------------------------------------------
Dividends from net
investment income                          (0.70)      (0.61)      (0.29)      (0.12)      (0.05)
--------------------------------------------------------------------------------------------------
Distributions from net realized
gains from investment activities              --          --          --          --       (0.14)
--------------------------------------------------------------------------------------------------
Total dividends and distributions          (0.70)      (0.61)      (0.29)      (0.12)      (0.19)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $30.39      $29.02      $26.19      $23.33      $21.07
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                  7.22%      13.22%      13.58%      11.39%     (18.54)%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $116,888    $122,743    $123,727    $137,401    $149,653
--------------------------------------------------------------------------------------------------
Expenses to average net assets,
net of fee waivers by advisor(2)            0.55%       0.55%       0.58%       0.63%       0.58%
--------------------------------------------------------------------------------------------------
Expenses to average net assets,
before fee waivers by advisor(2)            0.57%       0.58%       0.60%       0.63%       0.58%
--------------------------------------------------------------------------------------------------
Net investment income (loss) to
average net assets                          2.27%       2.21%       1.53%       1.19%       0.85%
--------------------------------------------------------------------------------------------------
Portfolio turnover                            82%         67%       128%           2%          5%
==================================================================================================

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities of the UBS U.S. Allocation Fund (the sole Fund comprising UBS Investment Trust) (the "Fund"), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

New York, New York
October 17, 2006
--------------------------------------------------------------------------------
56

UBS U.S. ALLOCATION FUND

GENERAL INFORMATION (UNAUDITED)

TAX INFORMATION
We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 2006) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 76.08%.

For the fiscal year ended August 31, 2006, certain dividends paid by UBS U.S. Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $17,721,453 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2006. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD
You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

--------------------------------------------------------------------------------
58

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

BACKGROUND--At a meeting of the board of UBS Investment Trust (the "Company") on July 19, 2006, the members of the board, including the trustees who are not "interested persons" of the Company ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Company, with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Advisory and Administration Agreement. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund's service providers.

The Independent Trustees also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The board received and considered information regarding the nature, extent and quality of

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

management services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates. (Given that the Investment Advisory and Administration Agreement had been transferred between sister companies during the period reviewed, the services provided by UBS Global Asset Management (US) Inc. prior to April 1, 2006, were taken into account nearly as if they had been provided by UBS Global AM) The board also considered the resources devoted to, and the record of compliance with the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services.
The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund's senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under

--------------------------------------------------------------------------------
60

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

management and was part of the UBS Global Asset Management Division, which had over $600 billion of assets under management worldwide.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund's brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

ADVISORY FEES AND EXPENSE RATIOS--The board reviewed and considered the contractual management fee ("Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Fund's advisory fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

board also received information on fees charged to other mutual funds managed by UBS Global AM.

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the total expenses for the Fund. The comparative Lipper information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were in the first quintile in the Fund's Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable).

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

FUND PERFORMANCE--The board received and considered performance information of the Fund compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten- and since inception periods ended April 30, 2006. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including in most cases with respect to its benchmark index.

The comparative Lipper information showed that the Fund's performance was in the fourth quintile for the one-year period, the third quintile for the three-year period, the fifth quintile for the five-year period and the second quintile for the ten-year period and since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In its review the board particularly concentrated on the Fund's performance for the one- and five-year periods as compared to the average return for the Fund's Performance Universe and benchmark index, taking the volatility in returns for the Performance Universe and the index into account. The board took note of management's explanation that the Fund's portfolio

--------------------------------------------------------------------------------
62

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

manager had implemented a more conservative investment approach in both security selection and asset allocation for the one-year period, which was reflected in the returns for that period. Management also explained that the below average five-year return was due almost entirely to the legacy Tactical Allocation investment model, and reminded the board that the Fund had discontinued using that model and had changed its investment strategies in 2004. Based on its review, and management's explanations, the board concluded that the Fund's investment performance was satisfactory.

ADVISER PROFITABILITY--The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

ECONOMIES OF SCALE--The Board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Although the Board noted that the Fund's Contractual Management Fee did not contain breakpoints, it recognized that the Company had entered into an agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management Fee by utilizing breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained breakpoints. The Board also noted that as the Fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

Generally, in light of UBS Global AM's profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM's sharing of current economies of scale with the Fund was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM--The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

--------------------------------------------------------------------------------
64

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                                                                              65

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Fund is governed by a Board of Trustees which oversees the Fund's operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Fund, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEE

                                                   TERM OF
                                 POSITION(s)       OFFICE+ AND
                                 HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(s)
NAME, ADDRESS, AND AGE           TRUST             TIME SERVED       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Meyer Feldberg; ++  64           Trustee           Since 1996        Professor Feldberg is Dean Emeritus and
Morgan Stanley                                                       Sanford Bernstein Professor of Leadership and
1585 Broadway                                                        Ethics at Columbia Business School, although
33rd Floor                                                           on a two year leave of absence. He is also a
New York, NY 10036                                                   senior advisor to Morgan Stanley (financial
                                                                     services) (since March 2005). Prior to July
                                                                     2004, he was Dean and Professor of Management
                                                                     of the Graduate School of Business at
                                                                     Columbia University (since 1989).

--------------------------------------------------------------------------------
66

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY TRUSTEE                                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Professor Feldberg is a director or trustee of        Professor Feldberg is also a director of
29 investment companies (consisting of 48             Primedia Inc. (publishing), Federated
portfolios) for which UBS Global AM or one            Department Stores, Inc. (operator of
of its affiliates serves as investment advisor,       department stores), Revlon, Inc. (cosmetics)
sub-advisor or manager.                               and SAPPI, Ltd. (producer of paper).

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                                                                              67

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES

                                                   TERM OF
                                 POSITION(s)       OFFICE+ AND
                                 HELD WITH         LENGTH OF
NAME, ADDRESS, AND AGE           TRUST             TIME SERVED       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 71         Trustee and       Since 1995        Mr. Armstrong is chairman and principal of
c/o Willkie Farr & Gallagher     Chairman          (Trustee)         R.Q.A. Enterprises (management consulting
LLP                              of the            Since 2004        firm) (since April 1991 and principal
787 Seventh Avenue               Board of          (Chairman of      occupation since March 1995).
New York, NY 10019-6099          Trustees          the Board
                                                   of Trustees)

Richard R. Burt; 59              Trustee           Since 1996        Mr. Burt is chairman of Diligence Inc.
1275 Pennsylvania Ave., N.W.                                         (information and risk management firm) and
Washington, D.C. 20004                                               IEP Advisors (international investments and
                                                                     consulting firm).

Alan S. Bernikow; 65             Trustee           Since 2005        Mr. Bernikow is a consultant on
207 Benedict Ave.                                                    non-management matters for the firm of
Staten Island, NY 10314                                              Deloitte & Touche (international accounting
                                                                     and consulting firm) (since June 2003).
                                                                     Previously, he was Deputy Chief Executive
                                                                     Officer at Deloitte & Touche.

Bernard H. Garil; 66             Trustee           Since 2005        Mr. Garil is retired (since 2001). He was a
6754 Casa Grande Way                                                 Managing Director at PIMCO Advisory Services
Delray Beach, FL 33446                                               (from 1999 to 2001) where he served as
                                                                     President of closed-end funds and
                                                                     Vice-President of the variable insurance
                                                                     product funds advised by OpCap Advisors
                                                                     (until 2001).

--------------------------------------------------------------------------------
68

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY TRUSTEE                                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Mr. Armstrong is a director or trustee of 16          None
investment companies (consisting of 35
portfolios) for which UBS Global AM or one of
its affiliates serves as investment advisor,
sub-advisor or manager.

Mr. Burt is a director or trustee of 16               Mr. Burt is also a director of The Central
investment companies (consisting of 35                European Fund, Inc., The Germany Fund,
portfolios) for which UBS Global AM or one of         Inc., The New Germany Fund, Inc., IGT, Inc.
its affiliates serves as investment advisor,          (provides technology to gaming and
sub-advisor or manager.                               wagering industry) and The Protective
                                                      Group, Inc. (produces armor products).

Mr. Bernikow is a director or trustee of 16           Mr. Bernikow is also a director of Revlon,
investment companies (consisting of 35                Inc. (cosmetics) (and serves as the chair of
portfolios) for which UBS Global AM or one of         its audit committee), a director of
its affiliates serves as investment advisor,          Mack-Cali Realty Corporation (real estate
sub-advisor or manager.                               investment trust) (and serves as the chair of
                                                      its audit committee) and a director of the
                                                      Casual Male Retail Group, Inc. (menswear).

Mr. Garil is a director or trustee of 16              Mr. Garil is also a director of OFI Trust
investment companies (consisting of 35                Company (commercial trust company) and
portfolios) for which UBS Global AM or one of         a trustee for the Brooklyn College
its affiliates serves as investment advisor,          Foundation, Inc. (charitable foundation).
sub-advisor or manager.

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                                                                              69

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES (CONCLUDED)

                                                   TERM OF
                                 POSITION(s)       OFFICE+ AND
                                 HELD WITH         LENGTH OF
NAME, ADDRESS, AND AGE           TRUST             TIME SERVED       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Heather R. Higgins; 47           Trustee           Since 2005        Ms. Higgins is the President and Director of
255 E. 49th St., Suite 23D                                           The Randolph Foundation (charitable
New York, NY 10017                                                   foundation) (since 1991). Ms. Higgins also
                                                                     serves on the boards of several non-profit
                                                                     charitable groups, including the Independent
                                                                     Women's Forum (chairman), the Philanthropy
                                                                     Roundtable (vice chairman) and the Hoover
                                                                     Institution (executive committee).

--------------------------------------------------------------------------------
70

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY TRUSTEE                                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Ms. Higgins is a director or trustee of 16            None
investment companies (consisting of 35
portfolios) for which UBS Global AM or one of
its affiliates serves as investment advisor,
sub-advisor or manager.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 41             Vice President    Since 2005        Mr. Allessie is a director and deputy general
                                 and Assistant                       counsel at UBS Global Asset Management (US)
                                 Secretary                           Inc and UBS Global AM (collectively, "UBS
                                                                     Global AM--Americas region") (since 2005).
                                                                     Prior to joining UBS Global AM--Americas
                                                                     region, he was senior vice president and
                                                                     general counsel of Kenmar Advisory Corp.
                                                                     (from 2004 to 2005). Prior to that
                                                                     Mr. Allessie was general counsel and
                                                                     secretary of GAM USA Inc., GAM Investments,
                                                                     GAM Services, GAM Funds, Inc. and the GAM
                                                                     Avalon Funds (from 1999 to 2004).
                                                                     Mr. Allessie is a vice president and
                                                                     assistant secretary of 20 investment
                                                                     companies (consisting of 91 portfolios) for
                                                                     which UBS Global AM--Americas region or one
                                                                     of its affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38           Vice President    Since 2006        Ms. Bubloski is an associate director
                                 and Assistant                       (since 2003) and a senior manager of the US
                                 Treasurer                           mutual fund treasury administration
                                                                     department of UBS Global AM--Americas region.
                                                                     Ms. Bubloski is vice president and assistant
                                                                     treasurer of 20 investment companies
                                                                     (consisting of 91 portfolios) for which UBS
                                                                     Global AM--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

--------------------------------------------------------------------------------
72

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 40              Vice President    Since 2000        Mr. Disbrow is a director (since 2001), and
                                 and Treasurer     (Vice             head of US mutual fund treasury
                                                   President);       administration department (since September
                                                   Since 2004        2006) of UBS Global AM--Americas region.
                                                   (Treasurer)       Mr. Disbrow is a vice president and treasurer
                                                                     and/or principal accounting officer of 20
                                                                     investment companies (consisting of 91
                                                                     portfolios) for which UBS Global AM--Americas
                                                                     region or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or manager.

Michael J. Flook*; 41            Vice President    Since 2006        Mr. Flook is an associate director and a
                                 and Assistant                       senior manager of the US mutual fund treasury
                                 Treasurer                           administration department of UBS Global AM--
                                                                     Americas region (since 2006). Prior to
                                                                     joining UBS Global AM--Americas region, he
                                                                     was a senior manager with The Reserve (asset
                                                                     management firm) from May 2005 to May 2006.
                                                                     Prior to that he was a senior manager with
                                                                     PFPC Worldwide since October 2000. Mr. Flook
                                                                     is a vice president and assistant treasurer
                                                                     of 20 investment companies (consisting of 91
                                                                     portfolios) for which UBS Global AM--
                                                                     Americas region or one of its affiliates
                                                                     serves as investment advisor, sub-advisor or
                                                                     manager.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Mark F. Kemper**; 48             Vice President    Since 2004        Mr. Kemper is general counsel of UBS Global
                                 and Secretary                       AM--Americas region (since 2004). Mr. Kemper
                                                                     also is a managing director of UBS Global
                                                                     AM--Americas region (since 2006). He was
                                                                     deputy general counsel of UBS Global Asset
                                                                     Management (Americas) Inc. ("UBS Global
                                                                     AM--Americas") from July 2001 to July 2004.
                                                                     He has been secretary of UBS Global
                                                                     AM--Americas since 1999 and assistant
                                                                     secretary of UBS Global Asset Management
                                                                     Trust Company since 1993. Mr. Kemper is
                                                                     secretary of UBS Global AM--Americas region
                                                                     (since 2004). Mr. Kemper is vice president
                                                                     and secretary of 20 investment companies
                                                                     (consisting of 91 portfolios) for which UBS
                                                                     Global AM--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Joanne M. Kilkeary*; 38          Vice President    Since 2004        Ms. Kilkeary is an associate director (since
                                 and Assistant                       2000) and a senior manager (since 2004) of
                                 Treasurer                           the US mutual fund treasury administration
                                                                     department of UBS Global AM--Americas region.
                                                                     Ms. Kilkeary is a vice president and
                                                                     assistant treasurer of 20 investment
                                                                     companies (consisting of 91 portfolios) for
                                                                     which UBS Global AM--Americas region or one
                                                                     of its affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
74

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Tammie Lee*; 35                  Vice President    Since 2005        Ms. Lee is a director and associate general
                                 and Assistant                       counsel of UBS Global AM--Americas
                                 Secretary                           region (since 2005). Prior to joining UBS
                                                                     Global AM-Americas region, she was
                                                                     vice president and counsel at Deutsche
                                                                     Asset Management/Scudder Investments
                                                                     from 2003 to 2005. Prior to that she was
                                                                     assistant vice president and counsel at
                                                                     Deutsche Asset Management/Scudder
                                                                     Investments from 2000 to 2003. Ms. Lee
                                                                     is a vice president and assistant secretary
                                                                     of 20 investment companies (consisting
                                                                     of 91 portfolios) for which UBS Global
                                                                     AM--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Joseph McGill*; 44               Vice President    Since 2004        Mr. McGill is a managing director (since
                                 and Chief                           2006) and chief compliance officer (since
                                 Compliance                          2003) at UBS Global AM--Americas
                                 Officer                             region. Prior to joining UBS Global AM--
                                                                     Americas region, he was assistant general
                                                                     counsel at J. P. Morgan Investment
                                                                     Management (from 1999 to 2003).
                                                                     Mr. McGill is a vice president and chief
                                                                     compliance officer of 20 investment
                                                                     companies (consisting of 91 portfolios)
                                                                     for which UBS Global AM--Americas
                                                                     region or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Eric Sanders*; 41                Vice President    Since 2005        Mr. Sanders is a director and associate
                                 and Assistant                       general counsel of UBS Global AM--
                                 Secretary                           Americas region (since 2005). From 1996
                                                                     until June 2005, he held various positions
                                                                     at Fred Alger & Company, Incorporated,
                                                                     the most recent being assistant vice
                                                                     president and associate general counsel.
                                                                     Mr. Sanders is a vice president and
                                                                     assistant secretary of 20 investment
                                                                     companies (consisting of 91 portfolios)
                                                                     for which UBS Global AM--Americas
                                                                     region or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or manager.

Andrew Shoup *; 50               Vice President    Since 2006        Mr. Shoup is a managing director and
                                 and Chief                           senior member of the Global Treasury
                                 Operating                           Administration department of UBS Global
                                 Officer                             AM--Americas region (since July 2006).
                                                                     Prior to joining UBS Global AM--Americas
                                                                     region, he was Chief Administrative
                                                                     Officer for the Legg Mason Partner Funds
                                                                     (formerly Smith Barney, Salomon
                                                                     Brothers, and CitiFunds mutual funds)
                                                                     from November 2003 to July 2006. Prior
                                                                     to that, he held various positions with
                                                                     Citigroup Asset Management and related
                                                                     Companies with their domestic and
                                                                     offshore mutual funds since 1993.
                                                                     Additionally, he has worked for another
                                                                     mutual fund complex as well as spending
                                                                     eleven years in public accounting.
                                                                     Mr. Shoup is a Vice President of 20
                                                                     investment companies (consisting of
                                                                     91 portfolios) for which UBS Global
                                                                     AM--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

--------------------------------------------------------------------------------
76

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Brian D. Singer**; 46            Vice President    Since 2004        Mr. Singer is chief investment officer--
                                                                     UBS Global AM--Americas region (since 2003).
                                                                     Prior to 2003, he was global head of asset
                                                                     allocation and risk management at UBS Global
                                                                     AM--Americas region. Mr. Singer is a vice
                                                                     president of two investment companies
                                                                     (consisting of two portfolios) for which UBS
                                                                     Global AM--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Kai R. Sotorp**; 47              President         Since 2006        Mr. Sotorp is the Head of the Americas for
                                                                     UBS Global Asset Management (since 2004); a
                                                                     member of the UBS Group Managing Board (since
                                                                     2003) and a member of the UBS Global Asset
                                                                     Management Executive Committee (since 2001).
                                                                     Prior to his current role, Mr. Sotorp was
                                                                     Head of UBS Global Asset Management--Asia
                                                                     Pacific (2002-2004), covering Australia,
                                                                     Japan, Hong Kong, Singapore and Taiwan; Head
                                                                     of UBS Global Asset Management (Japan) Ltd.
                                                                     (2001-2004); Representative Director and
                                                                     President of UBS Global Asset Management
                                                                     (Japan) Ltd. (2000-2004) and member of the
                                                                     board of Mitsubishi Corp.--UBS Realty Inc.
                                                                     (2000-2004) Mr. Sotorp is President of 16
                                                                     investment companies (consisting of 35
                                                                     portfolios) for which UBS Global Asset
                                                                     Management--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

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                                                                              77

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                   TERM OF           PRINCIPAL OCCUPATION(s) DURING
                                 POSITION(s)       OFFICE+ AND       PAST 5 YEARS; NUMBER OF PORTFOLIOS
                                 HELD WITH         LENGTH OF         IN FUND COMPLEX FOR WHICH PERSON
NAME, ADDRESS, AND AGE           THE FUND          TIME SERVED       SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------
Keith A. Weller*; 45             Vice President    Since 1996        Mr. Weller is an executive director and
                                 and Assistant                       senior associate general counsel of UBS
                                 Secretary                           Global AM--Americas region (since 2005) and
                                                                     has been an attorney with affiliated entities
                                                                     since 1995. Mr. Weller is a vice president
                                                                     and assistant secretary of 20 investment
                                                                     companies (consisting of 91 portfolios) for
                                                                     which UBS Global AM--Americas region or one
                                                                     of its affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606

+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the trustees and serve at the pleasure of the Board.

++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

--------------------------------------------------------------------------------
78

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                                                                              79

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80

TRUSTEES

Richard Q. Armstrong                          Meyer Feldberg
Chairman
                                              Bernard H. Garil

Alan S. Bernikow                              Heather R. Higgins

Richard R. Burt

PRINCIPAL OFFICERS
Kai Sotorp                                    Thomas Disbrow
President                                     Vice President and Treasurer

Mark F. Kemper                                Brian D. Singer
Vice President and Secretary                  Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

PRINCIPAL UNDERWRITER
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

(C) 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

[LOGO OF UBS] UBS

                                                                   -------------
                                                                     PRESORTED
                                                                      STANDARD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   COMPUTERSHARE
                                                                   -------------

              UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
              51 West 52nd Street
              New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

     (a) Audit Fees:
         ----------
         For the fiscal years ended August 31, 2006 and August 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,400 and $65,700, respectively.

         Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b) Audit-Related Fees:
         ------------------
         In each of the fiscal years ended August 31, 2006 and August 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,773 and $6,212, respectively.

         Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

         There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c) Tax Fees:
         --------
         In each of the fiscal years ended August 31, 2006 and August 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $5,300 and $6,100, respectively.

         Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

         There were no tax fees required to be approved pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d) All Other Fees:
         --------------
         In each of the fiscal years ended August 31, 2006 and August 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

         Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

         There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e) (1) Audit Committee Pre-Approval Policies and Procedures:
             ----------------------------------------------------
             The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004 - Revised as of February 3, 2006)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

               The [audit] Committee shall:

               ...

               2. Pre-approve (a) all audit and permissible non-audit
                  services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than
                  UBS Global [AM] or the Fund's officers).
                  ______________

                        (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
                        (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                        Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

             Audit-Related Fees:
             ------------------
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2006 and August 31, 2005 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2006 and August 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

             Tax Fees:
             --------
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2006 and August 31, 2005 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2006 and August 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

             All Other Fees:
             --------------
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2006 and August 31, 2005 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2006 and August 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended August 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended August 31, 2006 and August 31, 2005, the aggregate fees billed by E&Y of $1,888,547 and $2,876,074, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                 2006                2005
                                 ----                ----
Covered Services             $    9,073          $   12,312
Non-Covered Services          1,879,474           2,863,762

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
-----------------------------------------------

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.
---------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
--------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Not applicable to the registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

         Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed November 9, 2004 (Accession Number: 0000950136-04-003777)(SEC File No. 811-06292).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:   /s/ Kai Sotorp
      --------------
      Kai Sotorp
      President

Date: November 8, 2006
      ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Kai Sotorp
      --------------
      Kai Sotorp
      President

Date: November 8, 2006
      ----------------

By:   /s/ Thomas Disbrow
      ------------------
      Thomas Disbrow
      Vice President and Treasurer

Date: November 8, 2006
      ----------------